As filed with the Securities and Exchange Commission on December 16, 2021

1933 Act File No. 333-[●]

1940 Act File No. 811-23767

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

Franklin Income Opportunities Fund

(Exact Name of Registrant as Specified in Its Charter)

c/o Franklin Advisers, Inc.

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (888) 777-0102

Jane Trust

Franklin Templeton

620 Eighth Avenue, 47th Floor

New York, New York 10018

(Name and Address of Agent for Service)

Copies to:

David W. Blass, Esq. Ryan P. Brizek, Esq. Simpson Thacher & Bartlett LLP 900 G Street, NW Washington, D.C. 20001

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest, $0.001 par value per share	50,000	$20.00	$1,000,000	$92.70

(1)	Estimated solely for purposes of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated December 16, 2021

PRELIMINARY PROSPECTUS

[●] Shares

Franklin Income Opportunities Fund

Common Shares

$20.00 per share

The Fund. Franklin Income Opportunities Fund, a Maryland statutory trust (the “Fund”), is a newly-organized, diversified, closed-end management investment company with no operating history.

Investment Objectives. The Fund’s primary investment objective is to seek to maximize income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful.

The Investment Manager. The Fund’s investment manager is Franklin Advisers, Inc. (the “Investment Manager”).

Investment Strategy. Under normal circumstances, the Fund will invest in a diversified portfolio of equity and debt securities. The Fund may shift its investments from one asset class to another based on the Investment Manager’s analysis of the best opportunities for the Fund’s portfolio in a given market. The equity securities in which the Fund invests consist primarily of common stocks, including those with dividend yields the Investment Manager believes are attractive, and also may include preferred stocks and equity-linked securities. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, floating rate and term loans, mortgage-backed securities, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other asset-backed securities, debentures, and shorter term instruments. Bond investments may include U.S. and foreign corporate debt, U.S. Treasuries and foreign government bonds. The Fund may invest in debt securities of any rating or unrated debt securities, including defaulted debt securities. The Fund may invest in income-oriented alternative investments that can serve as supplements to fixed income and offer higher yields and/or uncorrelated returns, including private credit, private real estate and other private and alternative assets. The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors. The Fund may also invest in foreign securities, either directly or through depositary receipts.

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices and equity-linked notes. In addition, the Fund may use interest rate-related derivatives and credit-related derivatives. The Fund also may, from time to time, use currency-related derivatives.

The Fund’s common shares of beneficial interest, par value $0.001 per share (the “Common Shares”) are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “[●].”

No Prior History. Because the Fund is newly organized, its Common Shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

An investment in the Fund involves certain risks arising from, among other things, the Fund’s ability to invest without limitation in below investment grade debt securities (commonly referred to as either “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers, and illiquid investments. An investment in the Fund is also subject to the risk of the use of leverage and risks related to investments in derivative instruments. Investors should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. No assurance can be given that the Fund’s investment objectives will be achieved. Before buying any of the Fund’s Common Shares, you should read the discussion of the principal risks of investing in the Fund in the “Risks” section beginning on page 29 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 10.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$20.00	$	[●]
Sales Load(2)	None		None
Proceeds, after expenses, to the Fund(3)	$20.00	$	[●]

The underwriters expect to deliver the Common Shares to purchasers on or about [●], 2022.

[Underwriters]

The date of this prospectus is [●], 2022.

(1)

The Fund has granted the underwriters an option to purchase up to [●] additional Common Shares at the public offering price within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the aggregate public offering price and the proceeds to the Fund will be $[●]. See “Underwriters.”

(2)

The Investment Manager (not the Fund) has agreed to pay, from its own assets, compensation of $[●] per Common Share to the underwriters in connection with this offering and, separately, an upfront structuring and syndication fee to [●], an upfront structuring fee to [●], an upfront fee to [●], and may pay certain other qualifying underwriters and dealers a structuring fee, sales incentive fee or other additional compensation in connection with the offering. The Investment Manager and certain of its affiliates (and not the Fund) expect to pay compensation to certain registered representatives of [●] (an affiliate of the Investment Manager) that participate in the marketing of the Fund’s Common Shares. See “Underwriters—Compensation Paid by Franklin Templeton.”

(3)

The Investment Manager has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Investment Manager.

(continued from previous page)

Leverage. Under normal market conditions, the Fund initially intends to utilize leverage between 20% to 30% of its Managed Assets. “Managed Assets” means the net assets of the Fund plus the principal amount of any Borrowings or Preferred Shares (each as defined below) that may be outstanding, reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), and through the issuance of preferred shares of beneficial interest (“Preferred Shares”). The Fund may use leverage through Borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such Borrowings. Furthermore, the Fund may use leverage through the issuance of Preferred Shares in an aggregate amount of liquidation preference attributable to the Preferred Shares combined with the aggregate amount of any Borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. In addition, the Fund may enter into derivatives transactions with a leverage component.

The Fund may enter into reverse repurchase agreements and use similar investment management techniques that may provide leverage, but which are not currently subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating or earmarking liquid assets, entering into offsetting transactions or owning positions covering related obligations. See “Risk Factors—Fund Risks—Leverage Risk.” The Securities and Exchange Commission (the “SEC”) has adopted new Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), which will require a fund that is not a “limited derivatives user” as described in Rule 18f-4(c)(4) to adopt a derivatives risk management program providing for specific items as required by the rule, including compliance with a value-at-risk (“VaR”) test. The provisions of Rule 18f-4 will replace the 1940 Act cover requirements for reverse repurchase agreements, similar financing transactions and derivatives transactions discussed in this Prospectus. Under Rule 18f-4(d), a fund may enter into reverse repurchase agreements or similar financing transactions in reliance on the rule if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under the rule. Compliance with Rule 18f-4 will be required by August 19, 2022.

Limited Term and Eligible Tender Offer. In accordance with the Fund’s Declaration of Trust, the Fund intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about [●], 2034 (the “Dissolution Date”); provided that the Board of Trustees of the Fund (the “Board”) may, by a vote of a majority of the entire Board and at least seventy-five percent (75%) of the members of the Board who either (x) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (y) were nominated to serve as a member of the Board by a majority of the Continuing Trustees, as defined below, then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date for up to two years (which date shall then become the Dissolution Date). Each holder of Common Shares (the “Common Shareholders”) would be paid a pro rata portion of the Fund’s net assets upon dissolution of the Fund. The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within the 6-18 months preceding the Dissolution Date (as may be extended as described above), to all Common Shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the net asset value (“NAV”) per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve as scheduled. If an Eligible Tender Offer is conducted and the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer. The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Dissolution Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Fund’s existence, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to Common Shareholders prior to the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return the Fund’s initial public offering price per Common Share upon dissolution of the Fund or in an Eligible Tender Offer. The final distribution of net assets per Common Share upon dissolution or the price per Common Share in an Eligible Tender Offer may be more than, equal to or less than the initial public offering price per Common Share.

*            *             *            *

You should read this prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Common Shares and retain it for future reference. A Statement of Additional Information, dated [●], 2022 containing additional information about the Fund (the “SAI”), has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents for the SAI on page 66 of this prospectus. You may request a free copy of the SAI by calling [●] or by writing to the Fund. You can get the same information for free from the Securities and Exchange Commission’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov. The Fund does not post a copy of the SAI on its website because the Common Shares are not continuously offered, which means the SAI will not be updated after the completion of this offering and the information contained in the SAI will become outdated. In addition, you may request copies of the Fund’s semi-annual and annual reports or other information about the Fund or make shareholder inquiries by calling [●]. The Fund’s annual and semi-annual reports, when produced, will be available on the Fund’s website (http://www.franklintempleton.com/investments/options/closed-end-funds) free of charge. Information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus.

As permitted by regulations adopted by the SEC, the Fund does not intend to mail paper copies of the Fund’s shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary. You may elect to receive all reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. That election will apply to all Franklin Templeton Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at [●], or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to receive paper copies of your shareholder reports. That election will apply to all Franklin Templeton Funds held in your account held directly with the fund complex.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Common Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus relating to Franklin Income Opportunities Fund, a Maryland statutory trust. This summary may not contain all of the information that you should consider before investing in our Common Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”).

The Fund	Franklin Income Opportunities Fund, a Maryland statutory trust (the “Fund”), is a newly organized, diversified, closed-end management investment company with no operating history. Throughout this prospectus, we refer to Franklin Income Opportunities Fund as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Offering	The Fund is offering [●] common shares of beneficial interest, par value $0.001 per share, at $[●] per share through a group of underwriters (the “Underwriters”) led by [●]. The common shares of beneficial interest are called “Common Shares” in the rest of this prospectus. You must purchase at least 100 Common Shares ($2,000) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [●] additional Common Shares within 45 days of the date of this prospectus solely to cover over-allotments, if any. See “Underwriters.” Franklin Advisers, Inc. (the “Investment Manager”), the Fund’s investment adviser, has agreed to pay compensation of $[●] per Common Share to the Underwriters in connection with the offering. The Investment Manager also has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Investment Manager.

Who May Want to Invest	Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

The Investment Manager believes that a “bottom-up,” value oriented, long-term approach, focusing on the market price of a company’s securities relative to the Investment Manager’s evaluation of the company’s long-term fundamentals, supplemented with “top-down” market perspectives to drive asset allocation, can provide attractive returns. Additionally, the Investment Manager believes that the Fund’s closed-end limited term structure allows investors to liquidate at NAV after a limited term, while avoiding the potential diminution of value that could occur in an open-end structure. The closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests. The closed-end fund structure also allows for investments in less-liquid securities, such as private equity and private debt, not typically available through traditional mutual funds, which are limited in the amount of their assets that can be invested in illiquid investments.

Investment Objectives	The Fund’s primary investment objective is to seek to maximize income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful.

Investment Strategy	Under normal circumstances, the Fund will invest in a diversified portfolio of equity and debt securities. The Fund may shift its investments from one asset class to another based on the Investment Manager’s analysis of the best opportunities for the Fund’s portfolio in a given market. The equity securities in which the Fund invests consist primarily of common stocks, including those with dividend yields the Investment Manager believes are attractive, and also may include preferred stocks and equity-linked securities. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, floating rate and term loans, mortgage-backed securities, CDOs, CLOs and other asset-backed securities, debentures, and shorter term instruments. Bond investments may include U.S. and foreign corporate debt, U.S. Treasuries and foreign government bonds. Loan interests may take the form of (i) direct interests acquired during a primary distribution or syndication, (ii) loans originated by the Fund or (iii) assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. The Fund may invest in debt securities of any rating or unrated debt securities, including up to 5% of its Managed Assets in defaulted debt securities. The Fund may invest up to 15% of its Managed Assets in securities issued by CDOs, including up to 5% of its Managed Assets in equity securities issued by CDOs (i.e., subordinated or residual tranches). For purposes of this policy, CDOs include collateralized bond obligations (“CBOs”), CLOs and other similarly structured securities. The Fund may invest up to 25% of its Managed Assets in securities rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Investment Manager) at the time of investment. The Fund may invest up to 20% of its Managed Assets in income-oriented alternative investments that can serve as supplements to fixed income and offer higher yields and/or uncorrelated returns, including private credit, private real estate and other private and alternative assets. The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors. The Fund may also invest up to 25% of its Managed Assets in foreign securities, either directly or through depositary receipts.

The Fund may invest, either directly or indirectly through derivatives, up to 10% of its Managed Assets in contingent convertible securities (sometimes referred to as “CoCos”).

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures and swaps on equity securities and equity indexes, options on equity futures and swaps, and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. The Fund may invest up to 35% of its Managed Assets in equity-linked notes. In addition, the Fund may use interest rate-related derivatives, including interest rate swaps, interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) and options on interest rate swaps, interest rate futures and bond futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks. The Fund also may, from time to time, use currency-related derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations.

The Investment Manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. In analyzing both corporate equity and debt securities, the Investment Manager considers a variety of factors, including:

•	a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

•	the experience and strength of the company’s management;

•	the company’s changing financial condition and market recognition of the change;

•	the company’s sensitivity to changes in interest rates and business conditions; and

•	the company’s debt maturity schedules and borrowing requirements.

When choosing investments for the Fund, the Investment Manager applies a “bottom-up,” value oriented, long-term approach, focusing on the market price of a company’s securities relative to the Investment Manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Investment Manager also considers a company’s price/earnings ratio, profit margins and liquidation value, among other financial metrics. It generally performs independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on the ratings assigned by rating organizations. In addition, Investment Manager incorporates “top-down” market perspectives to help drive asset allocation.

Limited Term and Eligible Tender Offer	In accordance with the Fund’s Declaration of Trust, dated [●], 2021 as amended from time to time (the “Declaration of Trust”), the Fund intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about [●], 2034 (the “Dissolution Date”); provided that the Board of Trustees of the Fund (the “Board” or “Board of Trustees,” and the members thereof, the “Trustees”) may, by a vote of a majority of the entire Board and at least seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (as defined herein) then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date for up to two years (which date shall then become the Dissolution Date). In determining whether to extend the Dissolution Date, the Board may consider whatever factors it deems appropriate to its analysis including, among other factors, the inability to sell the Fund’s assets in a time frame consistent with dissolution due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate capital appreciation and income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. Each holder of Common Shares would be paid a pro rata portion of the Fund’s net assets upon dissolution of the Fund.

Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objectives. During the Wind-Down Period (or in anticipation of an Eligible Tender Offer, as defined below), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation.

As of a date within the 6-18 months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Fund to conduct a tender offer to all Common Shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. Regardless of whether the Eligible Tender Offer is completed or canceled, the Investment Manager will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Common Shareholders. The Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund’s purchase of tendered Common Shares pursuant to a tender offer will generally have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding borrowings, Preferred Shares or debt securities, if any. An Eligible Tender Offer may be commenced upon approval of the Board by a Board Action Vote, without a shareholder vote. The Fund is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Fund will dissolve on the Dissolution Date (subject to extension as described above), unless the limited term provisions of the Declaration of Trust are amended with the vote of shareholders.

Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. In determining whether to eliminate the Dissolution Date, the Board may consider market conditions at such time and all other factors deemed relevant by the Board in consultation with the Investment Manager, taking into account that the Investment Manager may have a potential conflict of interest in recommending to the Board that the limited term structure be eliminated and the Fund have a perpetual existence. In making a decision to eliminate the Dissolution Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be advisable and in the best interests of the Fund. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per share. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Fund will have a perpetual existence.

All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s assets resulting from payment for the tendered Common Shares. A reduction in assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than they otherwise would. Such reduction in the Fund’s assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become more thinly traded or otherwise adversely impact the secondary market trading of such Common Shares.

The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Dissolution Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Fund’s existence, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to Common Shareholders prior to the Dissolution Date. The Fund retains broad flexibility to liquidate its portfolio, wind up its business and make liquidating distributions to Common Shareholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objectives.

Following a liquidation of substantially all of its portfolio and the distribution of the net proceeds thereof to the shareholders, the Fund may continue in existence to pay, satisfy, and discharge any existing debts or obligations, collect and distribute any remaining net assets to the shareholders, and do all other acts required to liquidate and wind up its business and affairs. As soon as practicable after the Dissolution Date, the Fund will complete the liquidation of its portfolio (to the extent possible and not already liquidated), retire or redeem its leverage facilities, if any (to the extent not already retired or redeemed), distribute all of its liquidated net assets to its Common Shareholders (to the extent not already distributed) and terminate its existence under Maryland law.

Although it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Fund and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The final distribution of net assets per common share upon dissolution or the price per common share in an Eligible Tender Offer may be more than, equal to or less than the initial public offering price per common share.

Leverage	Under normal market conditions, the Fund initially intends to utilize leverage in an amount equal to approximately 20% to 30% of its Managed Assets. The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), and through the issuance of preferred shares of beneficial interest (“Preferred Shares”). The Fund may use leverage through Borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such Borrowings. Furthermore, the Fund may use leverage through the issuance of Preferred Shares in an aggregate amount of liquidation preference attributable to the Preferred Shares combined with the aggregate amount of any Borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. In addition, the Fund may enter into derivative transactions with a leverage component. See “Leverage.”

The Fund may enter into reverse repurchase agreements and use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating or earmarking liquid assets, entering into offsetting transactions or owning positions covering related obligations. The SEC has adopted new Rule 18f-4 under the 1940 Act, which will require a fund that is not a “limited derivatives user” as described in Rule 18f-4(c)(4) to adopt a derivatives risk management program providing for specific items as required by the rule, including compliance with a VaR test. The provisions of Rule 18f-4 will replace the 1940 Act cover requirements for reverse repurchase agreements, similar financing transactions and derivatives transactions discussed in this Prospectus. Under Rule 18f-4(d), a fund may enter into reverse repurchase agreements or similar financing transactions in reliance on the rule if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under the rule. Compliance with Rule 18f-4 will be required by August 19, 2022. Using derivatives also can have a leveraging effect and increase Fund volatility. See “Leverage” and “Risks—Leverage Risk.”

The Fund intends to arrange a floating rate credit facility (the “Credit Facility”) pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s total net assets less any amounts of existing Borrowings. Any such Borrowings would constitute financial leverage.

The Fund may establish a standby credit facility as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the leverage limit on Borrowings of up to 33 1/3% of the Fund’s total net assets.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Shares, the fees paid to the Investment Manager for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets. “Managed Assets” means the net assets of the Fund plus the principal amount of any Borrowings or Preferred Shares that may be outstanding, reverse repurchase agreements, dollar rolls or similar transactions. For purposes of calculating Managed Assets, the liquidation preference of any Preferred Shares outstanding will not be considered a liability. This means that the Investment Manager may have a financial incentive to increase the Fund’s use of leverage. See “Leverage” and “Risks—Leverage Risk.”

There can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for holders of Common Shares.

The Investment Manager	The Fund’s Investment Manager is Franklin Advisers, Inc. (the “Investment Manager”). The Investment Manager is a registered investment adviser and, subject to the supervision of the Board, supervises the day-to-day management of the Fund. The Investment Manager and its affiliates also provide administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (4) maintaining the Fund’s existence; and (5) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and (if required) state laws.

The Investment Manager and its affiliates (collectively known as “Franklin Templeton”) provide investment management and advisory services to closed-end and open-end investment company clients, as well as private accounts. As of [●], 2021, Franklin Templeton had approximately $[●] billion in assets under management for more than three million U.S. based fund shareholder and other accounts.

Franklin Templeton will pay all of the Fund’s organizational expenses and offering costs in connection with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by Franklin Templeton. The Fund’s management fees and other expenses are borne by the Common Shareholders. See “Management of the Fund.”

Distributions	The Fund intends to distribute its net investment income on a monthly basis and any realized capital gains on an annual basis, subject in all respects to authorization by our Board of Trustees. Your initial distribution is expected to be declared approximately 30-60 days, and paid approximately 60-90 days, after the completion of this offering, depending on market conditions. There can be no assurance that the Fund will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate. The Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments.

The Fund intends to provide notice of the estimated source (as between net income, gains or other capital source) of each distribution. If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a notice required by Section 19 of the 1940 Act (a “Section 19 Notice”). For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital.

The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of such taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carryforwards). For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which the Fund has already made distributions. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. In general terms, a return of capital would occur where the Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. Although return of capital distributions are not taxable, such distributions would reduce the basis of a shareholder’s Common Shares and therefore may increase a shareholder’s capital gains, or decrease a shareholder’s capital loss, upon a sale of Common Shares, thereby potentially increasing a shareholder’s tax liability.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates.

Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Shares, will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

An affiliate of the Investment Manager has received an exemptive order from the SEC under the 1940 Act facilitating the implementation of a managed distribution policy for certain funds for which it, or one of its affiliates, provides investment management services, including the Fund. The Fund does not intend to implement a managed distribution policy at this time; however, the Board of Trustees may, at the recommendation of the Investment Manager, adopt a managed distribution policy in the future. See “Distributions.”

The Fund intends to elect to be treated, and intends to qualify annually, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which generally relieves the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Under normal market conditions, the Investment Manager will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings and the relative yield of the fund’s investments, and may fluctuate over time. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

The Fund’s dividend policy, as well as the dividend rate that the Fund pays on its Common Shares, may vary as portfolio and market conditions change. The

Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders. See “Distributions.”

Listing	The Fund’s Common Shares are expected to be listed on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “[●].”See “Description of Shares—Common Shares.”

Custodian and Transfer Agent	The Bank of New York Mellon serves as custodian of the Fund’s assets. Computershare Inc. serves as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Market Price of Shares	Common Shares of closed-end investment companies frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV. Whether investors will realize gains or losses upon the sale of the Common Shares in the open market will depend not upon the Fund’s NAV but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Furthermore, the Fund’s market price may be adversely affected by investor perceptions regarding closed-end funds during periods of actual or perceived market turmoil. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price. The Common Shares are designed primarily for long-term investors. You should not view the Fund as a vehicle for short-term trading purposes and you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase. See “Leverage” and “Description of Shares—Common Shares.”

Special Risk Considerations	An investment in the Fund’s securities involves various principal risks. The following is a summary of certain of these risks. It is not complete and you should consider carefully the risks discussed below, which are described in more detail under “Risks” beginning on page 29 of this prospectus.

No History of Operations. The Fund is a newly organized, diversified, limited-term, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. See “Risks—No History of Operations.”

Limited Term Risk. Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence by a Board Action Vote, the Fund will dissolve on or about the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return its initial public offering price per Common Share upon dissolution. As the assets of the Fund will be liquidated in connection with its dissolution, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In addition, as the Fund approaches the Dissolution Date, the Investment Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance.

Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Fund may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per Common Share. Because the Fund may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Fund’s assets returned to Common Shareholders upon dissolution will be impacted by decisions of the Board and the Investment Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in Common Shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Fund had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation referenced in this prospectus, and distributed the proceeds thereof to shareholders.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of Common Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments.

Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will generally be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will generally have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. See “Certain United States Federal Income Tax Considerations” below.

The purchase of Common Shares by the Fund pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Fund’s assets resulting from payment for the tendered Common Shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Fund as a result of an Eligible Tender Offer may result in less investment flexibility for the Fund and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than they otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Thereafter, the Fund will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Fund will have a perpetual existence. The Investment Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV.

Although it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Fund and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust will generally differ from the tax treatment of the Fund. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in our Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of the Fund’s portfolio securities and other investments may move up or down, sometimes rapidly and unpredictably. At any point in time, your securities may be worth less than your original investment. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading.

Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of any offering under this Prospectus. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares depends upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond our control, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the offering price. The Fund is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

Portfolio Management Risk. The value of your investment may decrease if the Investment Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the Investment Manager. While the Investment Manager will seek to dynamically allocate the Fund’s portfolio to sectors and securities they consider undervalued and away from sectors and securities that they consider overvalued, there is no assurance that such allocation will produce the desired results. In addition, the Investment Manager’s allocation process may result in limited allocation between sectors and securities if, in the opinion of the Investment Manager, any such allocation would not produce the desired results given current market conditions. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Investment Manager and could have an adverse effect on the value or performance of the Fund.

Market and Interest Rate Risk. The market prices of the Fund’s securities and assets may go up or down, sometimes rapidly or unpredictably. If the market prices of the Fund’s investments fall, the value of your investment in the Fund will decline. The market price of an investment may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment.

The market prices of securities and assets may fluctuate significantly when interest rates change. For example, when interest rates rise, the value of fixed income securities held by the Fund generally goes down, a risk that is particularly relevant given the historically low interest rate levels. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. Also, when interest rates decline, investments made by the Fund may pay a lower interest rate, which would reduce the income received by the Fund. See “Risks—Market Risk” and “Risks—Interest Rate Risk.”

Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a financial contract declines, the value of your investment will typically decline. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High Yield Debt Securities Risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives Risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying asset or index, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Leverage Risk. The Fund’s use of leverage will magnify investment, market and certain other risks. Leverage involves risks and special considerations for holders of the Common Shares including: the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and when the Fund uses leverage, the investment advisory fee payable by the Fund to the Investment Manager will be higher than if the Fund did not use leverage.

The use of borrowing, reverse repurchase agreements and derivatives, as well as the issuance of Preferred Shares, creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.

Illiquidity Risk. Some assets held by the Fund may be impossible or difficult to sell and some assets that the Fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities.

Foreign Securities (non-U.S.) Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Prepayment or Call Risk. Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Mortgage Securities and Asset-Backed Securities Risk. Mortgage-backed securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage-backed securities may be less effective than some other types of debt securities as a means of “locking in” long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage-backed securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Investment Manager and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from receiving distributions. The Fund and the Investment Manager have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the Investment Manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Declaration of Trust and the Bylaws of the Fund (the “Bylaws”) include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking to maximize income. The Fund’s Declaration of Trust also contains a provision providing that the Fund is subject to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders. See “Certain Provisions in the Declaration of Trust and Bylaws” and “Certain Provisions in the Declaration of Trust and Bylaws—Maryland Control Share Acquisition Act.”

Additional Risks. For additional risks relating to investments in the Fund, including “London Interbank Offered Rate (“LIBOR”) Risk,” “Income Risk,” “Focus Risk,” “Equity-Linked Notes (ELNs),” “Depositary Receipts,” “Convertible Securities Risk,” “Management Risk,” “Value Style Investing Risk,” “Repurchase Agreements Risk,” “Reverse Repurchase Agreements Risk,” “Government Intervention in Financial Markets Risk,” “Risks Related to Fund Distributions,” “Tax Risks,” “Legal and Regulatory Risk,” “Risks Related to Potential Conflicts of Interest” and “Management Risk and Reliance on Key Personnel” please see “Risks” beginning on page 29 of this prospectus.

SUMMARY OF FUND EXPENSES

The following table shows estimated Fund expenses, including leverage costs, as a percentage of net assets attributable to Common Shares, and not as a percentage of Managed Assets. The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under “Estimated Annual Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues [•] Common Shares (representing an aggregate public offering price of $[•] million) and incurs leverage equal to 25% of its Managed Assets. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the Fund issues fewer than [•] Common Shares. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in the Fund. See “Management of the Fund” and “Dividend Reinvestment Plan.”

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)(1)	None
Offering expenses borne by the Fund (as a percentage of offering price)(2)	None
Dividend reinvestment plan (per transaction fee to sell shares obtained pursuant to the plan)	$5.00	(3)

Percentage of net assets attributable to Common Shares
Estimated Annual Expenses
Management fees(4)	[	•]%
Interest expense(5)	[	•]%
Other expenses(6)	[	•]%
Total annual expenses	[	•]%

(1)

The Investment Manager (and not the Fund) has agreed to pay, from its own assets, compensation of $[•] per common share to the Underwriters in connection with this offering. The Fund is not obligated to repay such compensation paid by the Investment Manager.

(2)

The Investment Manager has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Investment Manager.

(3)

Common Shareholders will pay $0.05 per share processing fee if they direct the Plan Agent (defined below) to sell Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.” There are no fees charged to shareholders for participating in the Fund’s dividend reinvestment plan. However, shareholders participating in the plan that elect to sell their shares obtained pursuant to the plan would pay $5.00 per transaction to sell shares.

(4)

This is an estimate of management fees payable by Common Shareholders with respect to the net assets of the Fund. The Investment Manager will receive an annual fee, payable monthly, in an amount equal to [•]% of the Fund’s average daily Managed Assets. “Managed Assets” the net assets of the Fund plus the principal amount of any Borrowings or Preferred Shares that may be outstanding, reverse repurchase agreements, dollar rolls or similar transactions. For purposes of calculating Managed Assets, the liquidation preference of any Preferred Shares outstanding will not be considered a liability. This table assumes that the Fund has utilized direct leverage at the Fund level equal to approximately 25% of the Fund’s Managed Assets.

(5)

Assumes the use of leverage representing 25% of the Fund’s Managed Assets and estimated interest expense at an annual rate equal to [•]%, which is subject to change based on market conditions. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. Therefore, the actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates.

(6)	“Other expenses” are estimated for the Fund’s first full year of operations.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (i) total net annual expenses of [•]% of net assets attributable to Common Shares, and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$[•]	$[•]	$[•]	$[•]

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland statutory trust on December 7, 2021, pursuant to a Certificate of Trust, governed by the laws of the State of Maryland. The Fund has no operating history. The Fund’s principal office is located at 620 Eighth Avenue, 47th Floor, New York, New York 10018 and its telephone number is (888) 777-0102.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $[•] ($[•] if the Underwriters exercise the over-allotment option in full). The Investment Manager has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering, which amount to a total of $[•]. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Investment Manager. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. We currently anticipate that we will be able to invest all of the net proceeds in accordance with our investment objectives and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

Investment Objectives

The Fund’s primary investment objective is to seek to maximize income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful. The Fund’s investment objectives are non-fundamental and may be changed by the Board of Trustees without shareholder approval and on notice to shareholders.

Investment Policies

Under normal circumstances, the Fund will invest in a diversified portfolio of equity and debt securities. The Fund may shift its investments from one asset class to another based on the Investment Manager’s analysis of the best opportunities for the Fund’s portfolio in a given market.

The equity securities in which the Fund invests consist primarily of common stocks, including those with dividend yields the Investment Manager believes are attractive, and also may include preferred stocks and equity-linked securities. In its search for growth opportunities, the Fund maintains the flexibility, based on economic conditions, to invest in common stocks of companies from a variety of industries but from time to time, based on economic conditions, the Fund may have significant investments in certain sectors.

An equity security represents a proportionate share, or right to acquire a proportionate share, of the ownership of a company; its value is based on the success or failure of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks, and securities convertible into common stocks, are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by the rating agencies. The Fund may invest, either directly or indirectly through derivatives, up to 10% of it Managed Assets in contingent convertible securities (sometimes referred to as “CoCos”).

Debt securities obligate the issuer to repay a loan of money at a future date and generally provide for the payment of interest on the amount borrowed to the bond or note holders. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, floating rate and term loans, mortgage-backed securities, CDOs, CLOs and other asset-backed securities, debentures, and shorter term instruments. The Fund may invest up to 15% of its Managed Assets in securities issued by CDOs, including up to 5% of its Managed Assets in equity securities issued by CDOs (i.e., subordinated or residual tranches). For purposes of this policy, CDOs include CBOs, CLOs and other similarly structured securities. Bond investments may include U.S. and foreign corporate debt, U.S. Treasuries and foreign government bonds. Loan interests may take the form of (i) direct interests acquired during a primary distribution or syndication, (ii) loans originated by the Fund or (iii) assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. Debt securities tend to increase in value when interest rates decline and decrease in value when interest rates rise. Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer’s creditworthiness.

The Fund may invest in debt securities of any rating or unrated debt securities, including up to 5% of its Managed Assets in defaulted debt securities. Securities rated in the top four ratings categories by at least one independent rating agency such as Standard & Poor’s (S&P®) and Moody’s Investors Service (Moody’s) are considered investment grade. Securities rated Ba or lower by Moody’s or BB or lower by S&P, or that are unrated but determined to be of comparable quality, are considered to be below investment grade. If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately. The Fund may invest up to 25% of its Managed Assets in securities rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Investment Manager) at the time of investment.

The Fund may invest up to 20% of its Managed Assets in income-oriented alternative investments that can serve as supplements to fixed income and offer higher yields and/or uncorrelated returns, including private credit, private real estate and other private and alternative assets. The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors.

The Fund may also invest up to 25% of its Managed Assets in foreign securities, either directly or through depositary receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or a domestic company.

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures and swaps on equity securities and equity indexes, options on equity futures and swaps, and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. The Fund may invest up to 35% of its Managed Assets in equity-linked notes. In addition, the Fund may use interest rate-related derivatives, including interest rate swaps, interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) and options on interest rate swaps, interest rate futures and bond futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks. The Fund also may, from time to time, use currency-related derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations.

The Fund’s Investment Manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. In analyzing both corporate equity and debt securities, the Investment Manager considers a variety of factors, including:

•	a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

•	the experience and strength of the company’s management;

•	the company’s changing financial condition and market recognition of the change;

•	the company’s sensitivity to changes in interest rates and business conditions; and

•	the company’s debt maturity schedules and borrowing requirements.

When choosing investments for the Fund, the Investment Manager applies a “bottom-up,” value oriented, long-term approach, focusing on the market price of a company’s securities relative to the Investment Manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Investment Manager also considers a company’s price/earnings ratio, profit margins and liquidation value, among other financial metrics. It generally performs independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on the ratings assigned by rating organizations. In addition, investment manager incorporates “top-down” market perspectives to help drive asset allocation.

Derivatives

The Fund may engage in a variety of transactions using derivatives, such as futures, options, forwards, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, and futures contracts, warrants and other synthetic instruments that are intended to provide economic exposure to particular securities or issuers or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the Fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the Fund’s portfolio

•	As a substitute for buying or selling securities

•	As a means of changing investment characteristics of the Fund’s portfolio

•	As a cash flow management technique

•	As a means of attempting to enhance returns

•	As a means of providing additional exposure to types of investments or market factors

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency, at a specified price at a specified later date that trade on an exchange.

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.

Equity-linked notes (ELNs) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The Fund may use one or more types of these instruments without limit.

The Investment Manager may choose not to make use of derivatives.

Defensive Investing

The Fund may take temporary defensive positions or depart from its principal investment strategies in response to adverse or unusual market, economic, political or other conditions, including by investing in any type of money market instruments and short-term debt securities or holding cash or cash items without regard to any percentage limitations. For instance, for temporary defensive purposes, the Fund may restrict the markets in which it invests or may hold uninvested cash or invest without limitation in cash equivalents such as money market instruments, U.S. Treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent the Fund invests in these temporary investments in this manner, the Fund may succeed in avoiding losses but may not otherwise achieve its investment objective. Although the Investment Manager has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Investments

The Fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the Fund may invest in new types of securities and instruments.

Percentage and Other Limitations

For purposes of the Fund’s limitations expressed as a percentage of assets, Managed Assets or net assets, the term “assets,” “Managed Assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The Fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Fundamental Investment Policies

The Fund’s investment restrictions listed in the SAI, are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities. A “majority of the outstanding voting securities” means (i) 67% or more of the Fund’s outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting or (ii) more than 50% of the outstanding voting securities, whichever of (i) or (ii) is less. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.

LEVERAGE

Under normal market conditions, the Fund initially intends to utilize leverage in an amount equal to approximately 20% to 30% of its Managed Assets. The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), and through the issuance of preferred shares of beneficial interest (“Preferred Shares”). The Fund may use leverage through Borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total net assets immediately after such Borrowings. Furthermore, the Fund may use leverage through the issuance of Preferred Shares in an aggregate amount of liquidation preference attributable to the Preferred Shares combined with the aggregate amount of any Borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance.

The Fund may enter into reverse repurchase agreements and use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating or earmarking liquid assets, entering into offsetting transactions or owning positions covering related obligations.

The Fund intends to arrange a floating rate credit facility (the “Credit Facility”) pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s total net assets less any amounts of existing Borrowings. Any such Borrowings would constitute financial leverage.

The Fund may establish a standby credit facility as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the leverage limit on Borrowings of up to 33 1/3% of the Fund’s total net assets.

Changes in the value of the Fund’s portfolio securities, including costs attributable to Borrowings or Preferred Shares, will be borne entirely by the holders of the Common Shares. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Shares to a greater extent than if the Fund were not leveraged. During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Shares, the fees paid to the Investment Manager for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the principal amount of the Borrowings and any assets attributable to the issuance of Preferred Shares. For purposes of calculating Managed Assets, the liquidation preference of any Preferred Shares outstanding will not be considered a liability. This means that the Investment Manager may have a financial incentive to increase the Fund’s use of leverage.

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of, and distributions on, the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Common Shares than if the Fund were not so leveraged. There can be no assurance that the Fund’s leveraging strategy will be successful.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares plus any outstanding borrowings (i.e., such liquidation value plus any outstanding borrowings may not exceed 50% of the Fund’s asset coverage less all liabilities other than borrowings).

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings satisfies the above-referenced 200% coverage requirement. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Shares are outstanding, two of the Fund’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the unlikely event that the Fund fails to pay dividends on the Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Preferred Shares or debt securities. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain its desired rating on Preferred Shares or debt securities, the Fund will not issue Preferred Shares or debt securities.

Effects of Leverage

Assuming that leverage will represent approximately 25% of the Fund’s Managed Assets and that the Fund will bear expenses relating to that leverage at an average annual rate of [•]%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed $[•] in order to cover the expenses specifically related to the Fund’s use of leverage. These numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total returns from an investment in the Common Shares assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. See “Risks.” The table further reflects the use of leverage representing [•]% of the Fund’s Managed Assets and the Fund’s currently projected annual leverage expense of [•]%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Total Return to Holders of Common Shares	([•])%	([•])%	([•])%	([•])%	([•])%

The corresponding total return to holders of Common Shares is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those securities.

Unless and until leverage is utilized or issued, the Common Shares will not be leveraged and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

In addition, because the Fund’s investment management fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage, during periods in which the Fund is using leverage, the fee paid to the Investment Manager will be higher than if the Fund did not use leverage.

Reverse Repurchase Agreements

The Fund anticipates entering into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Fund for purposes of the 1940 Act; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings discussed above. The SEC has adopted new Rule 18f-4 under the 1940 Act, which will require a fund that is not a “limited derivatives user” as described in Rule 18f-4(c)(4) to adopt a derivatives risk management program providing for specific items as required by the rule, including compliance with a VaR test. The provisions of Rule 18f-4 will replace the 1940 Act cover requirements for reverse repurchase agreements, similar financing transactions and derivatives transactions discussed in this Prospectus. Under Rule 18f-4(d), a fund may enter into reverse repurchase agreements or similar financing transactions in reliance on the rule if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under the rule. Compliance with Rule 18f-4 will be required by August 19, 2022.

The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Dollar Roll Transactions

The Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Fund sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

At the time the Fund enters into a dollar roll transaction, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, or earmarks such assets as described, a dollar roll transaction will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Fund for purposes of the 1940 Act; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such dollar roll transaction will be considered a borrowing for the purpose of the Fund’s limitation on borrowings discussed above.

Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Credit Facility

The Fund is permitted to leverage its portfolio by entering into one or more credit facilities. If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Preferred Shares

The Fund is permitted to leverage its portfolio by issuing Preferred Shares. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the Fund’s outstanding Preferred Shares plus any outstanding borrowings exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of its outstanding Preferred Shares plus any outstanding borrowings). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

The Fund expects that Preferred Shares, if issued, will pay adjustable rate dividends based on shorter-term interest rates, which would be re-determined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. Preferred Shares, if issued, could include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund expects that it would pay a fee to the provider of this liquidity feature, which would be borne by Common Shareholders of the Fund. The terms of such liquidity feature could require the Fund to redeem Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

If Preferred Shares are issued, the Fund may, to the extent possible, purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%.

In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining Trustees will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees.

If the Fund issues Preferred Shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Advisors from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Derivatives

The Fund may enter into derivative transactions with a leverage component. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this prospectus. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its Common Shares.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC and other applicable laws and regulations. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Fund’s limitations on borrowings under the 1940 Act discussed above, but may create leverage for the Fund. To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. The SEC has adopted new Rule 18f-4 under the 1940 Act, which will require a fund that is not a “limited derivatives user” as described in Rule 18f-4(c)(4) to adopt a derivatives risk management program providing for specific items as required by the rule, including compliance with a VaR test. The provisions of Rule 18f-4 will replace the 1940 Act cover requirements for reverse repurchase agreements, similar financing transactions and derivatives transactions discussed in this Prospectus. Under Rule 18f-4(d), a fund may enter into reverse repurchase agreements or similar financing transactions in reliance on the rule if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under the rule. Compliance with Rule 18f-4 will be required by August 19, 2022. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments in derivatives reverse repurchase agreements and similar financing transactions, which could adversely affect the value of your investment.

Temporary Borrowings

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISKS

The Fund is a newly organized, diversified, limited-term, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a security’s issuer, ratings on a security and other market factors. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. Below are the principal risks associated with an investment in the Fund.

No History of Operations

The Fund is a newly organized, diversified, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. An investment in the Fund is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Fund will not achieve its investment objectives and that the value of any potential investment in our Common Shares could decline substantially as a consequence.

Limited Term Risk

Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and, by a Board Action Vote, converts to perpetual existence, the Fund will dissolve on or about the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund and thus does not seek to return its initial public offering price per Common Share upon dissolution. As the assets of the Fund will be liquidated in connection with its dissolution, the Fund may be required to sell portfolio securities or liquidate positions when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In addition, as the Fund approaches the Dissolution Date, the Fund may invest the liquidation proceeds of sold, matured or called securities or liquidated positions in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities and positions, the Fund may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per Common Share. Because the Fund may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Fund’s assets returned to Common Shareholders upon dissolution will be impacted by decisions of the Board, the Investment Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in Common Shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Fund had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation referenced in this prospectus, and distributed the proceeds thereof to shareholders.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. The risks related to the disposition of investments in connection with the Fund’s dissolution also would be present in connection with the disposition of investments in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will generally be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will generally have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. See “Certain United States Federal Income Tax Considerations” below.

The purchase of Common Shares by the Fund pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Fund’s assets resulting from payment for any tendered Common Shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Fund as a result of an Eligible Tender Offer may result in less investment flexibility for the Fund and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s assets may also cause Common Shares of the Fund to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than they otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Thereafter, the Fund will have a perpetual existence. There is no guarantee that the Board, by a Board Action Vote, will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Fund will have a perpetual existence. The Investment Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their shares at a discount to NAV.

Although it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, assets for which no market exists or assets trading at depressed prices, if any, may be placed in a liquidating trust. Assets placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Fund and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets.

Additionally, the tax treatment of the liquidating trust will generally differ from the tax treatment of the Fund. To the extent the costs associated with a liquidating trust exceed the value of the remaining assets, the liquidating trust trustees may determine to dispose of the remaining assets in a manner of their choosing. The Fund cannot predict the amount, if any, of assets that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such assets.

Market Price Discount from Net Asset Value Risk

Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of any offering under this Prospectus. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares depends upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond our control, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the offering price. The Common Shares are designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

Portfolio Management Risk

The value of your investment may decrease if the Investment Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the Investment Manager. While the Investment Manager will seek to dynamically allocate the Fund’s portfolio to sectors and securities they consider undervalued and away from sectors and securities that they consider overvalued, there is no assurance that such allocation will produce the desired results. In addition, the Investment Manager’s allocation process may result in limited allocation between sectors and securities if, in the opinion of the Investment Manager, any such allocation would not produce the desired results given current market conditions. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Investment Manager and could have an adverse effect on the value or performance of the Fund.

Market Risk

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

High Yield Debt Securities Risk

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund’s investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company’s stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Interest Rate Risk

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Credit Risk

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or an issuer’s or security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer or security, may affect debt securities’ values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Investment Manager or the rating agencies than such securities actually do.

Loans and Other Indebtedness; Loan Participations and Assignments Risk

In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of the loan. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning or disposing of the collateral. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Loan Origination Risk

The Fund may also seek to originate loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or the Investment Manager to be below investment grade. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments having high exposure to certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Common Shareholders.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Foreign Securities (non-U.S. Risk)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Investment Manager’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund’s portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund’s assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund’s regulatory and compliance burden and/or decrease the Fund’s investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund’s foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

Income Risk

Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds. The Fund’s income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

Focus Risk

The greater the Fund’s exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Utilities industry. Utility company equity securities, generally historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.

Equity-Linked Notes (ELNs)

Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Depositary Receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Convertible Securities Risk

A convertible security is generally a debt obligation, preferred stock or other security that pays interest or dividends and may be converted by the holder within a specified period of time into common stock. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Prepayment or Call Risk

Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund’s income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate investments, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Derivatives Risk

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments, move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as certain swap agreements, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (FCM) with which the Fund has an open position, or the central counterparty in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (CFTC) and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.

The use of derivative strategies may also affect the amount, timing and character of income distributed to shareholders, which could affect the Investment Manager’s decision whether to use any such strategies and the extent of such use.

Investments by the Fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the Fund.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the Fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

The SEC has adopted new Rule 18f-4 under the 1940 Act, which will require a fund that is not a “limited derivatives user” as described in Rule 18f-4(c)(4) to adopt a derivatives risk management program providing for specific items as required by the rule, including compliance with a VaR test. The provisions of Rule 18f-4 will replace the 1940 Act cover requirements for reverse repurchase agreements, similar financing transactions and derivatives transactions discussed in this Prospectus. Under Rule 18f-4(d), a fund may enter into reverse repurchase agreements or similar financing transactions in reliance on the rule if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under the rule. Compliance with Rule 18f-4 will be required by August 19, 2022. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments in derivatives reverse repurchase agreements and similar financing transactions, which could adversely affect the value of your investment.

Leverage Risk

The Fund’s use of leverage will magnify investment, market and certain other risks. Leverage involves risks and special considerations for holders of the Common Shares including: the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and when the Fund uses leverage, the investment advisory fee payable by the Fund to the Investment Manager will be higher than if the Fund did not use leverage.

The use of borrowing, reverse repurchase agreements and derivatives, as well as the issuance of Preferred Shares, creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the asset, rate, index or other indicator underlying the derivative may result in a loss substantially greater than the amount required to establish the derivative position. Some derivatives have the potential for unlimited loss, regardless of the amount required to establish the derivative position. Certain derivative positions of the Fund may hedge or offset Fund exposure under other derivative positions or assets. To the extent offsetting positions do not hedge one another as expected, the Fund may incur losses. The Fund may purchase securities or other assets on margin or sell securities or other assets short, each of which creates a leveraged position. If the value of such positions or the value of assets pledged to secure the Fund’s obligations in connection with such positions decreases, the Fund may be required to provide additional assets as collateral or to liquidate such positions or other assets of the Fund.

LIBOR Transition Risk

The Fund invests in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on the London Interbank Offered Rate (“LIBOR”), which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. It is currently anticipated that LIBOR will be discontinued (although there are initiatives to delay the discontinuation for certain LIBOR rates). The impact of the discontinuation of LIBOR and the transition to an alternative rate on the Fund’s portfolio remains uncertain. There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had.

Management Risk

The Fund is actively managed and could experience losses (realized and unrealized) if the Investment Manager’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. There can be no guarantee that these techniques or the Investment Manager’s investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Investment Manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Value Style Investing Risk

Value stock prices are considered “cheap” relative to the company’s perceived value and are often out of favor with other investors. The Investment Manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company’s value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the Investment Manager and may even decline in value.

Private Investments Risk

Consistent with its investment goals and policies, the Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be “hot” issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

Investment in Other Investment Companies Risk

If the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by the Investment Manager or its affiliates through waivers).

Illiquidity Risk

Illiquidity risk exists when particular investments are impossible or difficult to sell and some assets that the Fund wants to invest in may be impossible or difficult to purchase. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain assets. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments for cash needs, the Fund may suffer a loss. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations.

Cybersecurity Risk

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Investment Manager and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from receiving distributions. The Fund and the Investment Manager have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the Investment Manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Mortgage Securities and Asset-Backed Securities Risk

Mortgage-backed securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage-backed securities may be less effective than some other types of debt securities as a means of “locking in” long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage-backed securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

CDOs are a type of asset-backed security. CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

CLOs are a type of CDO. CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of CLO securities are generally assigned credit ratings by one or more NRSROs. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Repurchase Agreements Risk

Subject to its investment objective and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Fund’s Board of Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk

The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Government Intervention in Financial Markets Risk

United States federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Investment Manager monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Tax Risks

Status as Regulated Investment Company. As described under the heading “Certain United States Federal Income Tax Considerations,” in order to qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies under Subchapter M of the Code, the Fund must, among other requirements, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy certain distribution and asset diversification requirements. Pursuant to those diversification requirements, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraph, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. Other cure provisions are available in the Code for a failure to satisfy the asset diversification test, but any such cure provision may involve the payment of a penalty excise tax. If the Fund fails to cure an asset diversification violation, it may lose its status as a regulated investment company under the Code.

If for any taxable year the Fund does not qualify for taxation as a regulated investment company, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund’s Common Shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, the failure to qualify for taxation as a regulated investment company in any taxable year could have a material adverse effect on the value of the Fund’s Common Shares and the amount of Fund distributions.

Risk of Taxable Income in Excess of Cash. The Fund may be required to recognize taxable income for U.S. federal income tax purposes in circumstances in which it does not receive a corresponding payment in cash. For example, investments by the Fund in debt obligations that are treated under applicable tax rules as having original issue discount will result in income to the Fund equal to the accrued original issue discount each year during which the Fund holds the securities, even if the Fund receives no cash interest payments. If the Fund purchases debt instruments as part of a package of investments where the Fund also invests in common shares, other equity securities or warrants, the Fund might be required to accrue original issue discount in an amount equal to the value of such common shares, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such package of investments). Any original issue discount might reflect doubt as to whether the entire principal amount of a debt obligation will ultimately prove to be collectible. The Fund will, however, generally be required to recognize original issue discount based on the assumption that all future projected payments due on such debt obligation will be made. Original issue discount is included in determining the amount of income that the Fund must distribute to its shareholders in order to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies and to avoid the payment of U.S. federal income tax and a nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities to be able to make distributions to its shareholders. Any such disposition of securities may be at times and/or at prices that the Fund would not consider advantageous.

Cash/Stock Dividend Risks. The Fund may distribute taxable dividends that are payable in cash and Common Shares at the election of each Common Shareholder. Under Internal Revenue Service (“IRS”) Revenue Procedure 2017-45, up to 80% of any such taxable dividends could be payable in the Fund’s Common Shares with the 20% or greater balance paid in cash. IRS Revenue Procedure 2021-53 temporarily lowers the minimum cash requirement for such dividends by allowing up to 90% of any taxable dividends payable in the Fund’s Common Shares and the 10% or greater balance paid in cash, but only for distributions declared on or after November 1, 2021, and on or before June 30, 2022. Common Shareholders receiving any such dividends will be required to include the full amount of the dividends as taxable income to the extent of the Fund’s current and accumulated earnings and profits for federal income tax purposes. As a result, Common Shareholders may be required to pay federal income taxes with respect to such dividends in excess of the cash dividends received. If a Common Shareholder sells the Common Shares that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Fund’s Common Shares at the time of the sale. Furthermore, with respect to non-U.S. Common Shareholders, the Fund may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in Common Shares. In addition, if a significant number of the Fund’s Common Shareholders determine to sell shares of the Fund’s Common Shares in order to pay taxes owed on dividends, it may put downward pressure on the trading price of the Fund’s Common Shares. It is unclear whether and to what extent the Fund will be able to pay taxable dividends in cash and Common Shares (whether pursuant to Revenue Procedure 2017-45, Revenue Procedure 2021-53 or otherwise).

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (the “CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and derivatives markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

The U.S. Government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, certain of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S.

jurisdictions where the Fund may trade have adopted reporting requirements. To the extent that the Fund takes a short position, if such short position or strategy become generally known, it could have a significant effect on the Fund’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where the Fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity. If additional rules were adopted regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute certain investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Risks Related to Potential Conflicts of Interest

The Investment Manager and the portfolio managers have interests which may conflict with the interests of the Fund. The Investment Manager may at some time in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, the Investment Manager and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Investment Manager and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Investment Manager, which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, the Investment Manager or its affiliates may provide more services to some types of funds and accounts than others.

There is no guarantee that the policies and procedures adopted by the Investment Manager and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Investment Manager may manage or advise from time to time.

Management Risk and Reliance on Key Personnel

The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Manager and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Fund depends upon the diligence and skill of the portfolio managers, who evaluate, negotiate, structure and monitor its investments. These individuals do not have long-term employment contracts with the Investment Manager, although they do have equity interests and other financial incentives to remain with the Investment Manager. The Fund also depends on the senior management of the Investment Manager, and the departure of any of the senior management of the Investment Manager could have a material adverse effect on the Fund’s ability to achieve its investment objectives. In addition, there is no guarantee that the Investment Manager will remain our investment adviser.

Portfolio Turnover Risk

Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s shareholders. The portfolio turnover rate of the Fund will vary from year to year, as well as within a given year.

Anti-Takeover Provisions Risk

The Fund’s Declaration of Trust and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking high current income. The Fund’s Declaration of Trust also contains a provision opting in to the provisions of the MCSAA subject to certain exceptions. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders. See “Certain Provisions in the Declaration of Trust and Bylaws” and “Certain Provisions in the Declaration of Trust and Bylaws—Maryland Control Share Acquisition Act.”

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund and the Investment Manager, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Certain Trustees and officers of the Fund are affiliated with Franklin Resources, Inc. (“Franklin Resources”), the parent corporation of the Investment Manager.

Investment Manager

The Investment Manager is the fund’s investment adviser. The Investment Manager, with offices at One Franklin Parkway, San Mateo, California 94403, also serves as the investment adviser of other Franklin Templeton-sponsored funds. The Investment Manager provides investment advisory, administrative and certain oversight services to the fund. As of [•], 2021, the Investment Manager’s total assets under management were approximately $[•] billion.

The Investment Manager provides the day-to-day portfolio management of the Fund and undertakes investment-related activities, including investment management, research and analysis, and securities settlement.

Portfolio Managers

Set forth below is information regarding the team of professionals at Franklin Templeton responsible for overseeing the day-to-day operations of the Fund. Franklin Templeton utilizes a team approach, with decisions derived from interaction among various portfolio managers and various asset class and sector/issuer research specialists. While relying on research capabilities and insights of supporting teams, the fund’s portfolio managers are responsible for final investment decisions and portfolio construction.

Name	Principal Occupation(s) During Past 5 Years

Edward D. Perks One Franklin Parkway San Mateo, CA 94403	President and Director of the Investment Manager and an investment professional for at least the past five years.

Brendan Circle One Franklin Parkway San Mateo, CA 94403	Senior Vice President of the Investment Manager and an investment professional for at least the past five years.

Todd Brighton One Franklin Parkway San Mateo, CA 94403	Senior Vice President of the Investment Manager and an investment professional for at least the past five years.

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the SAI.

Investment Management Agreement

Under the Fund’s management agreement with the Investment Manager, subject to the supervision and direction of the Fund’s Board, the Investment Manager is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objectives and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. The Investment Manager performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of materials for the Fund’s Board of Trustees, registration statements, proxy statements and reports and other communications to shareholders; (4) maintaining the Fund’s existence and (5) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and (if required) state laws.

The Investment Manager also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The Fund’s management agreement will continue in effect, unless otherwise terminated, until [•] and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board of Trustees or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Trustees of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”) with such Independent Trustees casting votes in person at a meeting called for such purpose. The Fund’s management agreement provides that the Investment Manager may render services to others. The Fund’s management agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Trustees, or by the Investment Manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s management agreement provides that neither the Investment Manager nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. [•] has provided the initial capitalization of the Fund and therefore [•] is a control person because it is the sole shareholder of the Fund as of the date of this Prospectus. However, it is anticipated that [•] will no longer be a control person once the offering is completed.

NET ASSET VALUE

The Fund determines the net asset value of its Common Shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Shares by dividing the value of the Fund’s securities, cash and other assets (including the value of derivatives and interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding Preferred Shares and dividends payable) by the total number of Common Shares outstanding. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various other relationships between securities. The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade. Under the Fund’s valuation policies and procedures, which were adopted by the Board, the Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares’ net asset value is made in accordance with U.S. generally accepted accounting principles.

The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the Fund. The effect of using fair value pricing is that the Common Shares’ net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

On December 3, 2020, the SEC adopted new Rule 2a-5. The new rule will establish an updated regulatory framework for registered investment company valuation practices. The Fund will not be required to comply with the new rule until September 8, 2022.

DISTRIBUTIONS

The Fund intends to distribute its net investment income on a monthly basis and any realized capital gains on an annual basis, subject in all respects to authorization by our Board. Your initial distribution is expected to be declared approximately 30-60 days, and paid approximately 60-90 days, after the completion of this offering, depending on market conditions. In addition, the Fund may distribute, at least annually, any net realized capital gains to Common Shareholders. There can be no assurance that the Fund will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate. The Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments.

The Fund intends to provide notice of the estimated source (as between net income, gains or other capital source) of each distribution. If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net income, in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. Generally Accepted Accounting Principles and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital.

The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of such taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carryforwards). For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which the Fund has already made distributions. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. In general terms, a return of capital would occur where the Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. Although return of capital distributions are not taxable, such distributions would reduce the basis of a shareholder’s Common Shares and therefore may increase a shareholder’s capital gains, or decrease a shareholder’s capital loss, upon a sale of Common Shares, thereby potentially increasing a shareholder’s tax liability.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates

Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Shares, will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

An affiliate of the Investment Manager has received an exemptive order from the SEC under the 1940 Act facilitating the implementation of a managed distribution policy for certain funds for which it, or one of its affiliates, provides investment management services, including the Fund. The Fund does not intend to implement a managed distribution policy at this time; however, the Board of Trustees may, at the request of the Investment Manager, adopt a managed distribution policy in the future.

DIVIDEND REINVESTMENT PLAN

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “Plan Agent”), in additional Common Shares under the Fund’s Dividend Reinvestment Plan (the “Plan”). All distributions, prior to payment, will be authorized by the Fund’s Board of Trustees. You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your Common Shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of Common Shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Registered shareholders whose shares are registered in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)    If the market price of the Common Shares (plus $0.03 per share processing fee which includes any brokerage commission that Plan is required to pay) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Shares at the close of trading on the NYSE on the payment date, the Fund will issue new Common Shares at a price equal to the greater of

(a)    the net asset value per share at the close of trading on the NYSE on the payment date or

(b)    95% of the market price per share of the Common Shares on the payment date.

(2)    If the net asset value per share of the Common Shares exceeds the market price of the Common Shares (plus $0.03 per share processing fee) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share processing fee) rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund will issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent through the internet at www.computershare.com/investor in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan

Agent prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct per share processing fees actually incurred from the proceeds (currently $0.05 per share, which includes any brokerage commission the Plan Agent is required to pay). There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay per share processing fees (currently $0.03 per share) incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Trustees, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Shares in your account less any applicable fees. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Shares on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent through the Internet at www.computershare.com/investor, in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

DESCRIPTION OF SHARES

Common Shares

The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares, par value $0.001 per share. All Common Shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. Holders of Common Shares are entitled to the payment of dividends and other distributions if, as and when authorized by the Board and declared by the Fund. Common Shares will, when issued, be fully paid and nonassessable, and will have no preemptive or conversion rights or rights to cumulative voting, which means that the holders of more than 50% of the Common Shares can elect 100% of the Trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Trustees.

The Fund intends to apply to list its Common Shares on the NYSE under the trading or “ticker” symbol “[•].” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the NYSE requirements in order for the Common Shares to remain listed.

Unlike open-end funds, closed-end funds, like the Fund, do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell Common Shares already held, the shareholder may do so by trading on the NYSE through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value. The market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Fund’s Common Shares are designed primarily for long-term investors, and investors in Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares.”

Each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of Common Shareholders, including the election of Trustees. Except as provided with respect to any other class or series, the Common Shareholders will possess the exclusive voting power. Each director shall be elected by a majority of the votes entitled to be cast in the election of Trustees. There is no cumulative voting in the election of Trustees.

Preferred Shares

The Declaration of Trust provides that the Fund’s Board of Trustees may classify and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund may classify and issue an unlimited number of Preferred Shares, par value $0.001 per share. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund (other than leverage consisting of Preferred Shares). Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be set forth in a supplement to the Declaration of Trust classifying and designating such Preferred Shares, the Fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares may be similar to those stated below.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share of Preferred Shares plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by the shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Declaration of Trust and Bylaws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any shares of Preferred Shares outstanding. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of shares of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund

The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

CERTAIN PROVISIONS IN THE

DECLARATION OF TRUST AND BYLAWS

The Fund’s Declaration of Trust and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking high current income. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders. See also “Certain Provisions in the Declaration of Trust and Bylaws—Maryland Control Share Acquisition Act.”Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund, as these actions require substantial attention from Fund management that would typically be spent on the Fund’s operations and require the Fund to engage outside counsel and other specialists such as proxy solicitors, to seek to protect the interests of long-term investors. The Board is divided into three classes. At each annual meeting of shareholders the term of only one class of Trustees expires and only the Trustees in that one class stand for re-election. Trustees standing for election at an annual meeting of shareholders are elected to serve until the third annual meeting of shareholders following their election and until their successors are duly elected and qualify. This provision could delay for up to two years the replacement of a majority of the Board. Subject to the rights of holders of any class or series of Preferred Shares then outstanding, a Trustee may be removed only for cause and then only by the affirmative vote of at least 75% of the Shares then entitled to be cast generally in the election of such Trustee.

The Fund’s Bylaws provide that with respect to any annual or special meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must be pursuant to the Fund’s notice of meeting, by or at the direction of the Board of Trustees or properly brought by a shareholder who is a shareholder of record as of the record date for the meeting, at the time he, she or it provides notice and at the time of the meeting (or any postponement or adjournment thereof) and who complied with the advance notice procedures of the Bylaws. To be properly brought before a special meeting, the business must be pursuant to the Fund’s notice of meeting. Nominations of individuals for election to the Board of Trustees may be properly brought before a special meeting of shareholders by or at the direction of the Board of Trustees or properly brought by a shareholder who is a shareholder of record as of the record date for the meeting, at the time he, she or it provides notice and at the time of the meeting (or any postponement or adjournment thereof) and who complied with the advance notice procedures of the Bylaws.

The affirmative vote of the holders of Common Shares entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class, will be necessary to effect:

(a)

Any amendment to the Declaration of Trust to make the Common Shares a “redeemable security” or any other proposal to convert the Fund, whether by merger or otherwise, from a “closed-end company” to an “open-end company”(as such terms are defined in the 1940 Act);

(b)	Except as provided in the Declaration of Trust, the liquidation or dissolution of the Fund and any amendment to the Declaration of Trust to effect any such liquidation or dissolution;

(c)

Any amendment to, or any amendment inconsistent with, the provisions of Section 5.1 (General Powers of the Board of Trustees), Section 5.2 (Certain Specific Powers of the Board of Trustees), Section 5.5 (Election and Term of Trustees), Section 5.6 (Resignation or Removal of Trustees), Article IX (Amendments to the Declaration of Trust and Approval of Certain Extraordinary Actions) or Article X (Merger, Consolidation, Sale of Trust Property or Conversion) of the Declaration of Trust;

(d)

Any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Fund that the Maryland General Corporation Law requires be approved by the stockholders of a Maryland corporation; and

(e)

Any transaction between the Fund and a person, or group of persons acting together including, without limitation, a “group” for purposes of Section 13(d) of the Exchange Act (or any successor provision), that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of Trustees generally, or any person controlling, controlled by or under common control with any such person or member of such group.

provided, however, that, if the Continuing Trustees (as defined herein), by a vote of at least two-thirds of such Continuing Trustees, in addition to approval by the Board of Trustees, approve such proposal, transaction or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast will be sufficient to approve such proposal, transaction or amendment; and provided further, that, with respect to any proposal or transaction or amendment referred to in paragraph (d) and (e) above, if such proposal, transaction or amendment is approved by the Continuing Trustees, by a vote of at least two-thirds of such Continuing Trustees, no shareholder approval of such proposal, transaction or amendment will be required unless this Declaration of Trust or the 1940 Act otherwise expressly require shareholder approval.

“Continuing Trustees” means (i) the members of the Board of Trustees serving at the time of closing of the initial public offering by the Trust of Common Shares (the “Initial Trustees”), (ii) the members of the Board of Trustees whose nomination for election by the shareholders or whose election by the Board of Trustees to fill vacancies on the Board is approved by a majority of the Initial Trustees, who are on the Board at the time of the nomination or election, as applicable, or (iii) any successor Trustees whose nomination for election by the shareholders or whose election by the Board of Trustees to fill vacancies is approved by a majority of the Continuing Trustees or successor Continuing Trustees, who are on the Board at the time of the nomination or election, as applicable

The Declaration of Trust and Bylaws contain provisions the effect of which is to prevent matters, including nominations of trustees, from being considered at an annual shareholders’ meeting where the Fund has not received notice of the matters generally at least 120 but no more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

Maryland law permits a Maryland statutory trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Fund’s Declaration of Trust contains such a provision that limits present and former trustees’ and officers’ liability to the Fund and its shareholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the 1940 Act.

The Fund’s Declaration of Trust obligates the Fund, to the maximum extent permitted by Maryland law to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former trustee or officer of the Fund who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in that capacity; or

•

any individual who, while a trustee or officer of the Fund and at the Fund’s request, serves or has served as a director, trustee, officer, partner, member or manager of another trust, corporation, real estate investment trust, partnership, joint venture, limited liability company, employee benefit plan or any other enterprise and who is made, or threatened to be made, a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The Declaration of Trust also permits the Fund, with the approval of the Board of Trustees, to indemnify and advance expenses to any person who served a predecessor of the Fund in any of the capacities described above and to any employee or agent of the Fund or a predecessor of the Fund. The Fund has entered into an agreement with each trustee and officer of the Fund pursuant to which the Fund has agreed to advance expenses and costs incurred by the indemnitee in connection with any matter in respect of which indemnification might be sought pursuant to the Declaration of Trust to the maximum extent permitted by law.

In accordance with the 1940 Act, the Fund will not indemnify any trustee or officer of the Fund for any liability to the Fund or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Declaration of Trust provides that ownership of the Fund’s shares of beneficial interest shall not make any shareholder a third-party beneficiary of any contract entered into by, or with respect to, the Fund. The Declaration of Trust and Bylaws are governing documents and are not contracts between the Fund and any person.

Maryland Control Share Acquisition Act

The Fund’s Declaration of Trust contains a provision opting in to the provisions of the MCSAA. The Fund will be subject to the MCSAA to the same extent as if it were a corporation formed under the Maryland General Corporation Law. The MCSAA provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition will not be entitled to vote its control shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (i.e., entitled to vote on the restoration of voting rights for the holder of the control shares). Shares owned by the acquiror, by officers or by directors (or, in the case of the Fund, a Trustee) who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors (i.e., the Fund’s trustees) within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval as described below. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the holder of control shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights for the holder of control shares are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved, subject to compliance with the 1940 Act. The right of the statutory trust to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the holder of control shares, as of the date of the last control share acquisition by the acquiror or, if a meeting of shareholders at which the voting rights of the shares are considered and not approved is held, as of the date of such meeting. If voting rights for holder of control shares are approved at a shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction, (b) to shares acquired under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the MCSAA, or (c) to acquisitions of shares approved or exempted by a provision contained in the Declaration of Trust or Bylaws of the Fund and adopted at any time before the acquisition of the shares. Shareholders (together with any “associated persons” (as defined in the MCSAA)) that own less than ten percent of the shares entitled to vote in the election of trustees are not affected by the restrictions under the MCSAA. In addition, the Fund’s Declaration of Trust provides that the MCSAA will not apply to any acquisition or proposed acquisition of shares of the Fund by any company that, in accordance with the 1940 Act or SEC exemptive order or other regulatory relief or guidance, votes the shares held by it in the same proportion as the vote of all other holders of such security or all securities.

The MCSAA is designed to discourage others from trying to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking high current income. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

LIMITED TERM AND ELIGIBLE TENDER OFFER

The Fund intends to liquidate on the first business day after its twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about [•], 2034 (the “Dissolution Date”). The Fund’s liquidation date may be extended up to two years if approved by a majority of the Board of Trustees and 75% of the members of the Board who either (x) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (y) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (a “Board Action Vote”). The Board may cause, by a Board Action Vote, the Fund to conduct a tender offer, within the 6-18 months preceding the Termination Date (subject to extension), to all Common Shareholders to purchase 100% of the then shares outstanding at a price equal to NAV on the expiration date of the tender offer. Following the completion of the tender offer and there being at least $200 million total net assets the Board may vote, by a Board Action Vote and without shareholder approval, to remove the Termination Date and cause the Fund to have a perpetual term.

Beginning with the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objectives. During the Wind-Down Period (or in anticipation of an Eligible Tender Offer), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation.

As of a date within the 6-18 months preceding the Dissolution Date, the Board may, by a Board Action Vote, cause the Fund to conduct an Eligible Tender Offer. The Board has established that the Fund must have aggregate net assets at least equal to the Dissolution Threshold immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund. In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. Regardless of whether the Eligible Tender Offer is completed or canceled, the Investment Manager will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Common Shareholders. The Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Exchange Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund’s purchase of tendered Common Shares pursuant to a tender offer will generally have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding borrowings, Preferred Shares or debt securities, if any. An Eligible Tender Offer may be commenced upon approval of the Board, without a shareholder vote by a Board Action Vote. The Fund is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Fund will dissolve on the Dissolution Date (subject to extension as described above), unless the limited term provisions of the Declaration of Trust are amended with the vote of shareholders.

Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. In determining whether to eliminate the Dissolution Date, the Board may consider market conditions at such time and all other factors deemed relevant by the Board in consultation with the Investment Manager, taking into account that the Investment Manager may have a potential conflict of interest in recommending to the Board that the limited term structure be eliminated and the Fund have a perpetual existence. In making a decision to eliminate the Dissolution Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per share. There is no guarantee that the Board will eliminate the Dissolution Date following completion of an Eligible Tender Offer so that the Fund will have a perpetual existence.

All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s assets resulting from payment for any tendered Common Shares. A reduction in assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become more thinly traded or otherwise adversely impact the secondary market trading of such Common Shares.

The Board may, to the extent it deems appropriate and without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Dissolution Date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Fund’s existence, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to Common Shareholders prior to the Dissolution Date.

Upon its dissolution, the Fund will distribute substantially all of its net assets to shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, as may be determined by the Board. The Fund retains broad flexibility to liquidate its portfolio, wind up its business and make liquidating distributions to Common Shareholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objectives. Accordingly, as the Fund nears an Eligible Tender Offer or the Dissolution Date, the Investment Manager may begin liquidating all or a portion of the Fund’s portfolio through opportunistic sales. During this time, the Fund may not achieve its investment objectives, comply with the investment guidelines described in this prospectus or be able to sustain its historical distribution levels. During such period(s), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of dissolution or an Eligible Tender Offer. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Fund’s distributions during the Wind-Down Period may decrease, and such distributions may include a return of capital. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final dissolution, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s dividend reinvestment plan. Shareholders generally will realize capital gain or loss upon the dissolution of the Fund in an amount equal to the difference between the amount of cash or other property received by the shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the shareholder’s adjusted tax basis in the shares of the Fund for U.S. federal income tax purposes. As soon as practicable after the Dissolution Date, the Fund will complete the liquidation of its portfolio (to the extent possible and not already liquidated), retire or redeem its leverage facilities, if any (to the extent not already retired or redeemed), distribute all of its liquidated net assets to its Common Shareholders (to the extent not already distributed) and terminate its existence under Maryland law.

Although it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Fund and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The final distribution of net assets per Common Share upon dissolution or the price per Common Share in an Eligible Tender Offer may be more than, equal to or less than the initial public offering price per Common Share.

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company, and as such its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, liquidity will be provided through trading in the open market. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its Common Shares in the open market but is under no obligation to do so.

Shares of closed-end investment companies often trade at a discount to their NAVs and the Common Shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund’s Common Shareholders will not have the right to redeem their Common Shares, the Trust may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from NAV.

There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their NAV. Although share repurchases and tender offers could have a favorable effect on the market price of the Fund’s Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any Borrowings or Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act, the 1940 Act and the principal stock exchange on which the Common Shares are traded.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in the Fund’s Common Shares. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Common Shares. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Common Shares as capital assets. A U.S. shareholder is a shareholder who is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a U.S. corporation, (iii) a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or (iv) any estate the income of which is subject to U.S. federal income tax regardless of its source.

The Fund intends to elect to be treated, and intends to qualify each taxable year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraph, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. Other cure provisions are available in the Code for a failure to satisfy the asset diversification test, but any such cure provision may involve the payment of a penalty excise tax.

If the Fund failed to qualify for the favorable tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

Distributions to Common Shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Common Shareholder as a return of capital which will be applied against and reduce the Common Shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his or her Common Shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

Qualified dividend income received by individual and other non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to its non-corporate shareholders if it properly reports such income. Specifically, a dividend paid by the Fund generally will be eligible for treatment as qualified dividend income to the extent of the qualified dividend income received by the Fund for the taxable year. A dividend received by the Fund will not be treated as qualified dividend income (i) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, a dividend paid by the Fund to a Common Shareholder will not constitute qualified dividend income if the Common Shareholder fails to satisfy the foregoing requirements with respect to its Common Shares.

Distributions by the Fund of ordinary income that are properly reported by the Fund and received by corporate shareholders generally will qualify for the dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Dividend Reinvestment Plan. Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case such Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares. The additional Common Shares received by a Common Shareholder pursuant to the Dividend Reinvestment Plan will have a new holding period commencing on the day following the day on which the Common Shares are credited to the Common Shareholder’s account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed capital gains in a written notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Common Shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Common Shares by an amount equal to the deemed distribution less the tax credit.

In general, the sale, exchange or other disposition of Common Shares (including upon termination of the Fund, but except pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to Common Shareholders. A Common Shareholder’s gain or loss generally will be a long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a Common Shareholder on the sale, exchange or other disposition of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Shares. In addition, no loss will be allowed on the sale, exchange or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the Dividend Reinvestment Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The Fund may offer to repurchase its outstanding Common Shares pursuant to an Eligible Tender Offer or another repurchase offer. Common Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a Common Shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering Common Shareholders, and Common Shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the repurchase offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Common Shares of the Fund.

The Fund may be required to withhold from all distributions and repurchase proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against a Common Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

If a shareholder is, for U.S. federal income tax purposes, a nonresident alien individual, a foreign trust or estate or a foreign corporation (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the applicable withholding agent will generally be required to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a non-U.S. shareholder, and that satisfy certain other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

The Fund may be required to withhold from distributions to non-U.S. shareholders that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution”(as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership of Common Shares.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its Common Shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

UNDERWRITERS

Under the terms and subject to the conditions in an underwriting agreement, dated the date of this prospectus, the Underwriters named below, for whom [•], [•] and [•] are acting as representatives (the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of the Fund’s Common Shares indicated below.

Underwriter	Number of Shares
[•]	[	•]
Total	[	•]

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $[•] per common share under the public offering price. Investors must pay for any Common Shares purchased in this offering on or before [•], 2022.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to [•] additional Common Shares at the public offering price listed on the cover page of this prospectus. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table.

The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load) and proceeds to the Fund. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase up to an additional [•] Common Shares.

Total
	Per Share		No Exercise		Full Exercise
Public Offering Price	$	[•]	$	[•]	$	[•]
Sales Load		None		None		None
Proceeds to the Fund	$	[•]	$	[•]	$	[•]

The compensation and fees paid to the Underwriters described below under “Compensation Paid by Franklin Templeton” are not reimbursable to the Investment Manager by the Fund and are therefore not reflected in the table above.

The Investment Manager (and not the Fund) will pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Investment Manager.

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($2,000).

The Fund’s Common Shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “[•]”.

The Fund has agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares;

•	file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares;

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

The restrictions described in the immediately preceding paragraph do not apply to:

•	the sale of Common Shares to the Underwriters;

•	any Common Shares issued pursuant to the Reinvestment Plan; or

•	any preferred share issuance.

The Representatives, in their sole discretion, may release the Common Shares and other securities subject to the lock-up agreement described above in whole or in part at any time with or without notice.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. Specifically, the Underwriters may sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option. The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

The Fund, the Investment Manager and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering. The Representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representatives to Underwriters that may make Internet distributions on the same basis as other allocations.

Prior to this offering, there has been no public market for the Common Shares. The initial public offering price for the Common Shares was determined by negotiation among the Fund, the Investment Manager and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

Prior to the public offering of the Common Shares, Franklin Resources purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this prospectus, [•] owned 100% of the Fund’s outstanding Common Shares and therefore may be deemed to control the Fund until such time as it owns 25% or less of the Fund’s outstanding Common Shares, which is expected to occur upon the closing of this offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial lending, investment banking, financial Advisory, investment management, principal investment, hedging, derivatives, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, securities trading, commercial lending, investment banking, financial Advisory, investment management, principal investment, hedging, derivatives, financing and brokerage services to the Fund, certain of its executive officers and affiliates and the Investment Manager and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

The principal business address of [•] is [•]. The principal business address of [•] is [•]. The principal business address of [•] is [•].

Compensation Paid by Franklin Templeton

The Investment Manager (and not the Fund) has agreed to pay from its own assets, compensation of $[•] per Common Share to the Underwriters in connection with the offering, which aggregate amount will not exceed [•]% of the total public offering price of the Common Shares.

The Investment Manager (and not the Fund) has agreed to pay [•], from its own assets, an upfront structuring and syndication fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in this offering in the amount of $[•]. If the over-allotment option is not exercised, the upfront structuring and syndication fee paid to [•] will not exceed [•]% of the total public offering price of the Common Shares. These services provided by [•] to the Investment Manager are unrelated to the Investment Manager’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The Investment Manager (and not the Fund) has agreed to pay from its own assets to each of [•] a fee in the amount of $[•], $[•] and $[•], respectively. If the over-allotment option is not exercised, the fee paid to each of [•] will not exceed [•]%, [•]% and [•]%, respectively, of the total public offering price of the Common Shares. These services provided by these Underwriters to the Investment Manager are unrelated to the Investment Manager’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The Investment Manager (and not the Fund) may also pay certain other qualifying underwriters and other dealers a structuring fee, a sales incentive fee or other additional compensation in connection with this offering.

The amount of these structuring and other fees are calculated based on the total respective sales of Common Shares by these Underwriters, including those Common Shares included in the Underwriters’ over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

The Investment Manager and certain of its affiliates (and not the Fund) expect to pay compensation to certain registered representatives of Franklin Distributors, LLC (a registered broker-dealer and an affiliate of the Investment Manager) that participate in the marketing of the Fund’s Common Shares in an aggregate amount that will not exceed [•]% of the total public offering price of the Common Shares. The Investment Manager and certain of its affiliates (and not the Fund) pay this compensation in consideration of marketing activities conducted as part of these registered representatives’ regular duties, which activities may include providing information and education to partner firms about the Fund, discussing economic trends and market movements and providing assistance with marketing materials.

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. (“FINRA”) rules is summarized as follows. The Investment Manager has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $[•] in the aggregate, which amount will not exceed [•]% of the total public offering price of the Common Shares if the over-allotment option is not exercised.

The sum total of all compensation to the Underwriters and registered representatives of Franklin Distributors, LLC in connection with this public offering of the Common Shares, including expense reimbursement and all forms of structuring and other fee payments to the Underwriters, will not exceed [•]% of the total public offering price of the Common Shares.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•], whose principal business address is [•], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

LEGAL MATTERS

Certain legal matters will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, Washington, D.C. [•] advised the Underwriters in connection with the offering of the Common Shares. Simpson Thacher & Bartlett LLP and [•] may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

[•] Shares

Franklin Income Opportunities Fund

Common Shares

$[•] per share

PROSPECTUS

[•], 2022

[•]

Until [•], 2022 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[CODE]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated December 16, 2021

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

Franklin Income Opportunities Fund

STATEMENT OF ADDITIONAL INFORMATION

Franklin Income Opportunities Fund, a Maryland statutory trust (the “Fund”), is a diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [•], 2022. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (888) 777-0102, by writing to the Fund at 620 Eighth Avenue, 47th Floor, New York, New York 10018 or by visiting the Fund’s website (http://www.franklintempleton.com/investments/options/closed-end-funds). The information contained in, or accessed through, the Fund’s website is not part of the Fund’s Prospectus or this SAI. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated [•], 2022.

USE OF PROCEEDS

Unless otherwise specified, the Fund intends to invest the net proceeds of any offering of its securities in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of any offering. Pending such investment, it is anticipated that the proceeds will be primarily invested in short-term money market instruments. The Fund may also invest in U.S. government securities.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to seek to maximize income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful.

INVESTMENT RESTRICTIONS

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board of Trustees (the “Board of Trustees”) without shareholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Diversification: The Fund is currently classified as a diversified fund under the 1940 Act.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund covers its obligations by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Investment Manager believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as credit default swaps, the purchase of securities on margin, short sales or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

With respect to the Fund’s diversification policy set forth above, this means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. The Fund may only change to non-diversified status with a 1940 Act Vote.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Restrictions

The following non-fundamental investment policies of the Fund may be changed by the Board of Trustees without shareholder approval and on prior notice to shareholders:

(i) to not invest more than 25% of the Fund’s Managed Assets in securities rated CCC or below, or if unrated are deemed to be of equivalent credit quality by the Investment Manager, at the time of investment;

(ii) to not invest more than 15% of the Fund’s Managed Assets in securities issued by collateralized debt obligations (“CDOs”), including up to 5% of its Managed Assets in equity securities issued by CDOs (i.e., subordinated or residual tranches) For purposes of this policy, CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities;

(iii) to not invest more than 20% of the Fund’s Managed Assets in income-oriented alternative investments;

(iv) to not invest more than 25% of the Fund’s Managed Assets in foreign securities, either directly or through depositary receipts;

(v) to not invest more than 35% of the Fund’s Managed Assets in equity-linked notes; and

(vi) to not invest, either directly or indirectly through derivatives, more than 10% of its Managed Assets in contingent convertible securities (sometimes referred to as “CoCos”).

These percentage limitations apply at the time of the Fund’s acquisition of such an investment.

The Fund’s assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. The Fund may also invest in preferred stocks. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its Managed Assets in securities that are in default at the time of purchase. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be as attractive to as many buyers.

If the rating on an issue held in the Fund’s portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security. The Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of the investment manager, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the Fund’s net asset value, would be impacted before the default. Defaulted debt securities may be illiquid.

There are no restrictions as to the proportion of investments that may be made in a particular type of security and the determination is entirely within the Fund’s investment manager’s discretion. As market conditions change, it is conceivable that all of the assets of the Fund could be invested in common stocks or, conversely, in debt securities.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

As used throughout the Fund’s Prospectus and this SAI, “Managed Assets” means the net assets of the Fund plus the principal amount of any Borrowings or Preferred Shares that may be outstanding, reverse repurchase agreements, dollar rolls or similar transactions. For purposes of calculating Managed Assets, the liquidation preference of any Preferred Shares outstanding will not be considered a liability.

Additional Strategies

In trying to achieve its investment objective, the Fund may invest in the types of instruments or engage in the types of transactions identified below. The Fund may or may not use all of these techniques at any one time. The Fund may:

•	invest in loans, either directly or via syndication, made to borrowers that are U.S. corporations, partnerships or other entities (corporate loans).

•	invest in convertible securities, including preferred equity redemption cumulative stock, convertible bonds, and other classes of enhanced convertible securities.

•	invest in perpetual preferred stocks and perpetual bonds.

•	invest in debt securities of any rating or unrated debt securities.

•	invest up to 25% of its Managed Assets in foreign securities. The Fund will ordinarily buy foreign securities that are traded in the U.S. or buy American Depositary Receipts.

•

invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), and other U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.

•	invest in municipal securities.

•

lend certain of its portfolio securities to qualified banks and broker-dealers; these loans may not exceed 10% of the value of the Fund’s total assets (including all collateral posted as part of the Fund’s total assets), measured at the time of the most recent loan.

•	buy and sell ETFs and options on ETFs.

•	buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government.

•	invest a portion of its assets in trade claims.

•	purchase and sell securities on a “when-issued,” “delayed delivery” or “to-be-announced (TBA)” basis.

•	invest in asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals.

•

borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities.

•

engage in equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures and swaps on equity securities and equity indexes, options on equity futures and swaps, and equity-linked notes

•

engage in interest rate-related derivatives, including interest rate swaps, interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) and options on interest rate swaps, interest rate futures and bond futures

•	engage in credit-related derivatives and complex securities, such as credit default swaps and options on credit default swaps.

•	engage in currency-related derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options.

•	buy and sell exchange-traded options on indexes that measure stock volatility, such as the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®).

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund’s levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund Managed Assets:

“small portion”	less than 10%

“portion”	10% to 25%

“significant”	25% to 50%
“substantial”	50% to 66%

“primary”	66% to 80%
“predominant”	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund’s prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody’s Investors Service (Moody’s) and S&P® Global Ratings (S&P®), as well as securities that are unrated.

The value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund’s investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund’s shares may also change with movement in the investment markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund:

Asset-Backed Securities

Asset-backed securities represent interests in a pool of loans, leases or other receivables. The assets underlying asset-backed securities may include receivables on home equity loans, credit card loans, and automobile, mobile home and recreational vehicle loans and leases and other assets. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and may have adjustable interest rates that reset at periodic intervals.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support (if any) provided to the securities. Credit support for asset-backed securities is intended to lessen the effect of failures by obligors (such as individual borrowers or leasers) on the underlying assets to make payments. Credit support generally falls into two categories: (i) liquidity protection; and (ii) protection against losses from the default by an obligor on the underlying assets.

Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, intended to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor can enhance the likelihood of payments of the obligations on at least some of the assets in the pool. Protection against losses from default may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties. Alternatively, this protection may be provided through various means of structuring the transaction, or through a combination of these approaches.

Examples of credit support arising out of the structure of the transaction include “senior subordinated securities”(securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets should be borne first by the holders of the subordinated class), creation of “reserve funds”(where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over-collateralization”(where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees).

The degree of credit support provided is generally based on historical information about the level of credit risk associated with the underlying assets. Historical information may not adequately reflect present or future credit risk. Delinquencies or losses in excess of those anticipated could occur and could adversely affect the return on an investment in the securities. There is no guarantee that the type of credit support selected will be effective at reducing the illiquidity or losses to investors in the event of certain defaults. Where credit support is provided by a third party, the Fund will be exposed to the credit risk of that third party in addition to the credit risk of the issuer or sponsor of the asset-backed security and the underlying obligors.

Asset-backed securities also have risk due to a characteristic known as early amortization, or early payout, risk. Built into the structure of certain asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include, among other things: a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or the bankruptcy of the issuer or sponsor. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible. Prepayment risk also arises when the underlying obligations may be satisfied or “prepaid” before due. Certain asset-backed securities backed by automobile receivables may be affected by such early prepayment of principal on the underlying vehicle sales contract. When amortization or prepayment occurs, the Fund may have to reinvest the proceeds at a rate of interest that is lower than the rate on the existing asset-backed security. In addition, the Fund may suffer a loss if it paid a premium for the asset-backed security as cash flows from the early amortization reduce the value of the premium paid.

Alternatively, if prepayments occur at a slower rate than the Investment Manager expected, or if payment on the underlying assets is delayed or defaulted upon, the Fund will experience extension risk.

The income received by the Fund on an asset-backed security generally fluctuates more than the income on fixed income debt securities. This is because asset-backed securities are usually structured as pass-through or pay-through securities (similar to mortgage-backed securities and collateralized mortgage obligations). Cash flow generated by payments on the underlying obligations in these structures is shared with the investor as it is received. The rate of payment on asset-backed securities generally depends on the rate of principal and interest payments received on the underlying assets. Payments on underlying assets will be affected by various economic and other factors that shape the market for those underlying assets. Therefore, the income on asset-backed securities will be difficult to predict, and actual yield to maturity will be more or less than the anticipated yield to maturity.

Asset-backed securities have certain risks that stem from the characteristics of the underlying assets. For example, asset-backed securities do not have the benefit of the same type of security interests in the underlying collateral that mortgage-backed securities have, and there may be a limited ability to enforce any security interests that exist. Credit enhancements provided to support asset-backed securities, if any, may be inadequate to protect investors in the event of default. For example, credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance, which can negatively affect the yield and/or value of related asset-backed securities. Issuers of asset-backed securities for which automobile receivables are the underlying assets may be prevented from realizing the full amount due on an automobile sales contract because of state law requirements and restrictions relating to sales of vehicles following their repossession and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of bankruptcy and insolvency laws, or other factors. The absence of, or difficulty enforcing, such security interests in the underlying assets may result in additional expenses, delays and losses to the Fund. The Fund’s exposure to the credit risk of the credit support provider will also be greater if recourse is limited to the credit support provider in the event of widespread defaults on the underlying obligations.

Bank Obligations

Bank obligations include fixed, floating or variable rate certificates of deposit (“CDs”), letters of credit, time and savings deposits, bank notes and bankers’ acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers’ acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers’ acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund’s investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation (“FDIC”).

Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.

The Fund’s investments in bank obligations may be negatively impacted if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits). The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Biotechnology Companies

The biotechnology industry is subject to extensive government regulation. The industry is affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters.

Due to the nature of the biotechnology industry, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. The success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

Borrowing

The Fund may engage in borrowing transactions to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns, or for temporary or emergency purposes. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund’s board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match; otherwise an appropriate amount of assets will be segregated consistent with (2) above. Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

The Asset Segregation Policies provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund’s ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

The SEC has adopted new Rule 18f-4 under the 1940 Act, which will require a fund that is not a “limited derivatives user” as described in Rule 18f-4(c)(4) to adopt a derivatives risk management program providing for specific items as required by the rule, including compliance with a VaR test. The provisions of Rule 18f-4 will replace the 1940 Act cover requirements for reverse repurchase agreements, similar financing transactions and derivatives transactions discussed in this Prospectus. Under Rule 18f-4(d), a fund may enter into reverse repurchase agreements or similar financing transactions in reliance on the rule if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under the rule. Compliance with Rule 18f-4 will be required by August 19, 2022. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments in derivatives reverse repurchase agreements and similar financing transactions, which could adversely affect the value of your investment.

Callable Securities

Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security’s interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Collateralized Debt Obligations

Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity (“SPE”) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (“REITs”), commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.

Common varieties of CDOs include the following:

Collateralized bond obligations. Collateralized bond obligations (“CBOs”) are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities.

Collateralized loan obligations. CLOs are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans. CLOs are subject to similar risks as CDOs

Structured finance CDOs. Structured finance CDOs are interests in a trust typically backed substantially by structured investment products such as asset-backed securities and commercial mortgage-backed securities.

Synthetic CDOs. In contrast to CDOs that directly own the underlying debt obligations, referred to as cash CDOs, synthetic CDOs are typically collateralized substantially by derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI, principally counterparty risk.

CDOs are similar in structure to collateralized mortgage obligations, described elsewhere in this SAI. Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.

In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield. The riskiest portion is the “equity” tranche which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete). Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and may be rated investment grade. Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during periods of market volatility. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing the Fund to trade CDOs with other qualified institutional investors under Rule 144A. To the extent such investments are characterized as illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.

All tranches of CDOs, including senior tranches with high credit ratings, can experience, and at times many have experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class. In the past, prices of CDO tranches have declined considerably. The drop in prices was initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk) described elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act. CDOs generally charge management fees and administrative expenses that the shareholders of the Fund would pay indirectly.

Commodity-Linked Instruments

Commodity-linked instruments are designed to provide exposure to the price movements of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.

Obtaining exposure to the price movements of physical commodities through commodity-linked instruments presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; and monetary and other governmental policies, action and inaction. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets the fundamental restriction to permit the Fund (subject to the Fund’s investment goal and general investment policies as stated in the Fund’s prospectus and this SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded funds or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and SAI.

Commodity-linked notes. The value of a commodity-linked note is primarily linked to the price movements of physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. The notes in which the Fund invests are typically issued by a bank or other financial institution or a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund’s investment needs. A typical note may have the following characteristics:

•	Issuer: A bank, other financial institution or commodity producer with respect to commodity-linked notes.

•	Maturity: Commodity-Linked Notes (12-18 months).

•	Purchase Price: The Fund purchases a note at a specified face value, for example $100 or $1,000.

•

Payment Characteristics: The Fund receives an interest payment at a fixed coupon rate determined at the time of purchase. With respect to commodity-linked notes, the Fund also receives a payment at maturity that is based on the price movement of the underlying commodity, for example heating oil, or a commodity index (e.g., the S&P GSCI). This payment will typically be an amount that is a multiple of the price increase or decrease of the underlying commodity or commodity index. The Investment Manager currently anticipates that most notes purchased by the Fund will be leveraged at a 3 to 1 factor (i.e., the return of the index is multiplied 3x for purposes of the Fund’s returns).

•

“Put” and Automatic Redemption Features: The Fund typically has the right to “put”(or sell) a commodity-linked note to the issuer at any time, at a price based on the commodity-linked note’s face value as adjusted to reflect the price movement of the underlying commodity, commodity futures or option contract, commodity index, or other economic variable. A typical note also provides that the issuer will automatically repurchase the note from the Fund if the value of the note decreases to a specified level, which would occur if the price of the underlying commodity, commodity futures or option contract, or commodity index, which ever the case may be, reached a level specified under the terms of the note. The Fund can negotiate with the issuer to modify any of the typical characteristics described above. For example, the Fund can negotiate to extend or shorten the maturity of a note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate.

Convertible Securities

A convertible security is generally a debt obligation, preferred stock or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar non-convertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent non-convertible securities. There is no guarantee that the Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company’s common stock, but may be subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through, the issuing investment bank. However, the common stock received upon conversion is of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for the Fund’s financial reporting, credit rating and investment policies and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase the Fund’s exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Enhanced convertible securities. In addition to “plain vanilla” convertible securities, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these features include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer’s perspective, enhanced structures are designed to meet balance sheet criteria, maximize interest/dividend payment deductibility and reduce equity dilution. Examples of enhanced convertible securities include mandatory convertible securities, convertible trust preferred securities, exchangeable securities, and zero coupon and deep discount convertible bonds.

Risks. An investment in a convertible security may involve risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund’s ability to dispose of a security when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Although the Fund intends to acquire convertible securities that the Investment Manager considers to be liquid (i.e., those securities that the Investment Manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Fund. The Fund will also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities. Convertible securities may have low credit ratings, which generally correspond with higher credit risk to an investor like the Fund.

Synthetic convertible securities. A synthetic convertible is created by combining distinct securities that together possess the two principal characteristics of a true convertible security, i.e., fixed income payments in the form of interest or dividends and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible debt securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price (or to receive cash, in the case of stock index options). Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible instruments may also include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments.

In addition to the general risks of convertible securities and the special risks of enhanced convertible securities, there are risks unique to synthetic convertible securities. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible security is the sum of the values of its debt security component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Although the Investment Manager expects normally to create synthetic convertible securities whose two components provide exposure to the same issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a debt security with a call option on a stock index. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. Exposure to more than one issuer or participant will increase the number of parties upon which the investment depends and the complexity of that investment and, as a result, increase the Fund’s credit risk and valuation risk.

Corporate Loans, Assignments and Participations

Corporate loans. Corporate loans typically are structured and negotiated by a group of financial institutions and other investors, including in some cases, the Fund, that provide capital to the borrowers. In return, the borrowers pay interest and repay the loan’s principal. Such corporate loans often pay interest rates that are reset periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium. The Fund may invest in corporate loans directly at the time of the loan’s closing or by buying an assignment of all or a portion of the corporate loan from a lender. The Fund may also invest indirectly in a corporate loan by buying a loan participation from a lender or other purchaser of a participation. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate. Corporate loans may include term loans, Bridge Loans (as described below) and, to the extent permissible for the Fund, revolving credit facilities, prefunded letters of credit term loans, delayed draw term loans and receivables purchase facilities.

When LIBOR is discontinued, the loan market will undergo a significant change in the benchmark that forms a key component of loan returns. Concerted industry efforts are underway to identify and establish a replacement rate to LIBOR. At this point, it is unclear what form this replacement rate will take, and whether it will mirror the risk and return profile of LIBOR. While this work is ongoing, agent banks have included provisions in documents in the current market that allow them to replace the rate with less or no affirmative consent from lenders, which could potentially change the income that investors receive. For further information on the upcoming transition from LIBOR, see “LIBOR Transition” below.

The Fund limits the amount of total assets that it will invest in any one issuer. For purposes of these limitations, the Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In loan participations, a bank or other lending institution serves as financial intermediary between the Fund and the borrower, the participation may not shift to the Fund the direct debtor-creditor relationship with the borrower. In this case, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or intermediaries engaged in the same industry, even if the underlying borrowers represent different companies and industries.

Negotiation and administration of loans. Each type of corporate loan in which the Fund may invest typically is structured by a group of lenders and other investors. This means that the lenders and other investors, which may include other Franklin Templeton funds and accounts, participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders and other investors often consists of commercial banks, thrift institutions, insurance companies, finance companies, other financial institutions, or in some cases other investors, including investment companies such as the Fund. Typically, the Fund will not act as the sole negotiator or sole investor for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders and other investors; this lender is referred to as the Agent Bank.

Three ways to invest in corporate loans. The Fund may invest in corporate loans in any of three ways. The Fund may: (i) make a direct investment by purchasing an assignment of part or all of a corporate loan; (ii) make an indirect investment by purchasing a participation interest in a corporate loan; or (iii) make a direct investment in a corporate loan by participating as one of the initial investors. Participation interests are interests sold by a lender or other holders of participation interests, which usually represent a fractional interest in a corporate loan. An assignment represents a direct interest in a corporate loan or portion of a corporate loan previously owned by a different investor. Unlike where the Fund purchases a participation interest, the Fund will generally become an investor for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1. Assignments of corporate loans. If the Fund purchases an assignment of a corporate loan, the Fund will assume the position of the original investor. The Fund will have the right to receive payments directly from the corporate borrower and to enforce its contractual rights directly against the corporate borrower. The purchase may be made at a discount to par. This means that the Fund receives a return at the full interest rate for the corporate loan rather than a discounted rate.

2. Participation interests in corporate loans. In contrast to the purchase of an assignment, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the Fund considers an investment in corporate loans through the purchase of participation interests, its Investment Manager will take into account the creditworthiness of the Agent Bank and any lenders and participants interposed between the Fund and the corporate borrower. These parties are referred to as Intermediate Participants. Additionally, the Fund will consider that there may be limitations on the Fund’s ability to vote on amendments to the borrower’s underlying loan agreement.

3. Direct investments in corporate loans. When the Fund invests as an initial investor in a new corporate loan, the investment may be made at a discount to par. This means that the Fund receives a return at the full interest rate for the corporate loan, which incorporates the discount.

Because secondary purchases of loans may be made at par, at a premium from par or at a discount from par, the Fund’s return on such an investment may be lower or higher than it would have been if the Fund had made a direct initial investment. While loan participations generally trade at a discount, the Fund may buy participations trading at par or at a premium. At certain times when reduced opportunities for direct initial investment in corporate loans may exist, however, the Fund may be able to invest in corporate loans only through participation interests or assignments.

Loan participations. Loan participations may enable the Fund to acquire an interest in a corporate loan from a borrower, which it could not do directly. Because the Fund establishes a direct contractual relationship with the lender or Participant, the Fund is subject to the credit risk of the lender or Participant in addition to the usual credit risk of the corporate borrower and any Agent Bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the Fund may have to assert rights against the borrower through an Intermediate Participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender’s interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the Fund might not benefit directly from the collateral supporting the underlying corporate loan. If the Intermediate Participant becomes insolvent, payments of principal and/or interest may be held up or not paid by such Participant or such Participant may not have the resources to assert its and the Fund’s rights against the corporate borrower. Similar risks may arise with respect to the Agent Bank.

Obligations to make future advances. Certain revolving credit facility corporate loans (revolvers) and some types of delayed draw loans require that the lenders and other investors, including the Fund, and Intermediate Participants make future advances to the corporate borrower at the demand of the borrower. Other continuing obligations may also exist pursuant to the terms of these types of corporate loans. If the Fund’s future obligations are not met for any reason, including the failure of an Intermediate Participant to fulfill its obligations, the Fund’s interests may be harmed.

Delayed draw term loans. Delayed draw term loans have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are in essence term loans. Upon funding, when a loan is drawn upon, the loan becomes permanently funded, repaid principal amounts may not be reborrowed and interest accrues on the amount outstanding. The borrower pays a fee during the commitment period. Because these loans involve forward obligations, they are subject to the Fund’s asset segregation policies.

Prefunded L/C term loan. A prefunded L/C term loan (“Pre L/C Loan”) is sometimes referred to as a funded letter of credit facility. For these loans, the Agent Bank (or another bank) issues letters of credit (each letter, an “L/C”) to guarantee the repayment of the borrowings by the borrower, as the ultimate debtor under these loans. Each lender or other investor, such as the Fund, transfers to the Agent Bank the amount of money the lender or other investor, has committed under the Pre L/C Loan agreement. The Agent Bank holds the monies solely to satisfy the lenders’ or other investors’ obligations under the loan agreement.

Whenever the borrower needs funds, it draws against the Pre L/C Loan. Consequently, the lenders or other investors do not have to advance any additional monies at the time the borrower draws against the Pre L/C Loan. To the extent that the borrower does not draw down these monies as borrowings during the term of the Pre L/C Loan, the Agent Bank invests these monies as deposits that pay interest, usually approximating a benchmark rate, such as LIBOR. This interest is paid to the borrower. Generally, the borrower, via the Agent Bank, pays the lenders or other investors interest at a rate equivalent to the fully drawn spread plus a benchmark rate, usually LIBOR. The borrower pays this interest during the term of the loan whether or not the borrower borrows monies from the amounts held and invested by the Agent Bank. The principal and any unpaid accrued interest will be returned to the lenders and other investors upon termination of the Pre L/C loan (and upon satisfaction of all obligations).

The risks of investing in corporate loans include all the general risks of investing in debt securities. For example, investments in corporate loans are exposed to the credit risk of the borrowing corporation and any Intermediate Participants, the valuation risk of pricing corporate loans and collateral, and the illiquidity risk associated with holding unregistered, non-exchange traded securities. There are also additional risks associated with an investment in corporate loans, including those described below.

Additional credit risks. Corporate loans may be issued in leveraged or highly leveraged transactions (such as mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings), or involving distressed companies or those in bankruptcy (including debtor-in-possession transactions). This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy.

Insufficient collateral. The terms of most senior secured corporate loans and corporate debt securities in which the Fund invests generally provide that the collateral provided by the corporate borrower have a fair market value at least equal to 100% of the amount of such corporate loan at the time of the loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. The collateral may consist of various types of assets or interests including working capital assets, such as accounts receivable or inventory, tangible fixed assets, such as real property, buildings and equipment, tangible or intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower’s owners or other parties may provide additional security.

The Fund may encounter difficulty valuing the collateral, especially less tangible assets. The value of the collateral may decline following investment by the Fund in the corporate loan. Also, collateral may be difficult to sell or liquidate and insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could order currently existing or future indebtedness of the corporate borrower to be paid ahead of the corporate loans. This order could make repayment of the corporate loans in part or in full less likely. The court could take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower.

Potential lack of investor protections under federal and state securities laws. If a corporate loan purchased by the Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against a member of the lending syndicate as an underwriter or the borrower as an issuer.

Lack of publicly available information and ratings. Corporate loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities; however, the Investment Manager will not invest in a loan if, in its judgment, it does not have enough information on the loan to satisfy its due diligence standards.

Non-public information and limitations on its use. From time to time, the Investment Manager, on behalf of the Fund, may elect to receive material non-public information (“MNPI”) about an individual loan that is not available to other lenders of such loan who may be unwilling to enter into a non-disclosure agreement (“NDA”) with the borrower or company and restrict themselves from trading in the loan for a specified period of time. If the Investment Manager, on behalf of the Fund, elects to become restricted on any individual loan as a result of agreeing to receive MNPI about the loan and signing an NDA, the Fund might be unable to enter into a transaction in a security of that borrower, when it would otherwise be advantageous to do so.

Liquidity of corporate loans. The Investment Manager generally considers corporate loans, loan participations and assignments of corporate loans to be liquid. Generally, a liquid market with institutional buyers exists for such interests. The Investment Manager monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.

No active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. In addition, the Fund may not be able to readily sell its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely held and traded. As a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Risks based on Agent Banks and/or Intermediate Participants. The Agent Bank typically administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate borrower. The Agent Bank then distributes these payments to all lenders and other investors that are parties to the corporate loan or own participation interests therein. The Fund will not act as an Agent Bank under normal circumstances. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the Agent Bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services and this could create an incentive for the Agent Bank to exercise its discretion to the advantage of the corporate borrower to a greater extent than might otherwise be the case. Such compensation may include special fees paid at the start of corporate loans and fees paid on a continuing basis for ongoing services.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant. Asserting the Fund’s legal rights against the Agent Bank or Intermediate Participant could be expensive and result in the delay or loss to the Fund of principal and/or interest payments.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the Fund are subject to the claims of the Agent Bank’s general or secured creditors. The Fund might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

Covenants. The borrower or issuer under a corporate loan or debt security generally must comply with various restrictive covenants contained in any corporate loan agreement between the borrower and the lending syndicate or in any trust indenture or comparable document in connection with a corporate debt security. A restrictive covenant is a promise by the borrower to take certain actions that protect, or not to take certain actions that may impair, the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships regarding, and/or limits on, total debt. In addition, a covenant may require the borrower to prepay the corporate loan or corporate debt security with any excess cash flow. Excess cash flow generally includes net cash flow (after scheduled debt service payments and permitted capital expenditures) as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration. This means that the Agent Bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a corporate debt security document. If acceleration occurs and the Fund receives repayment before expected, the Fund will experience prepayment risk.

Covenants and covenant lite loans and debt securities. Some covenant lite loans may be in the market from time to time which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

Bridge financings. The Fund may also acquire interests in loans which are designed to provide temporary or “bridge” financing (“Bridge Loans”) to a borrower pending the sale of identified assets; the arrangement of longer-term loans; or the issuance and sale of debt obligations. The Fund may also make a commitment to participate in a Bridge Loan facility. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be unsecured or under-secured. Bridge Loans are subject to the same general risks discussed above inherent to any loan investment. Due to their subordinated nature and possible unsecured or under-secured status, Bridge Loans may involve a higher degree of overall risk than more senior loans of the same borrower. Bridge Loans also generally carry the expectation that the borrower will be able to sell the assets, obtain permanent financing or sell other debt obligations in the near future. Any delay in these occurrences subjects the Bridge Loan investor to increased credit risk and may impair the borrower’s perceived creditworthiness. In addition, Bridge Loans may result in or lead to longer-term or permanent indebtedness.

Credit-Linked Notes

Credit-linked notes (“CLNs”) are typically set-up as a “pass-through” note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one to one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity.

In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the Investment Manager believes is fair.

Debt Securities – Generally

In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest:

Bonds. A bond is a debt security in which investors lend money to an entity that borrows for a defined period of time, usually a period of more than five years, at a specified interest rate.

Commercial paper. Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.

Debentures. A debenture is an unsecured debt security backed only by the creditworthiness of the borrower, not by collateral.

Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.

Notes. A note is a debt security usually with a maturity of up to ten years.

For purposes of the discussion in this SAI of the risks of investing in debt securities generally, loans or other short-term instruments, which otherwise may not technically be considered securities, are included.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Fund’s Investment Manager attempts to reduce credit and market risk through diversification of the Fund’s portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

Defaulted Debt Securities

If the issuer of a debt security in the Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s net asset value may be adversely affected before an issuer defaults. The Fund may incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities is generally considered speculative and may expose the Fund to similar risks as an investment in high-yield debt.

The Fund may buy up to 5% of its Managed Assets in defaulted debt securities. The Fund is not required to sell a debt security that has defaulted if the Investment Manager believes it is advantageous to continue holding the security.

Depositary Receipts

Many securities of foreign issuers are represented by American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. If the issuer’s home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest, and processing corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer’s country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Derivative Instruments

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps. The Fund may engage in a variety of transactions using derivatives, including without limitation futures, options, forwards, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, and futures contracts, warrants and other synthetic instruments that are intended to provide economic exposure to particular securities, assets or issuers or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund reserves the ability to enter into other similar transactions which may be developed in the future to the extent the Investment Manager determines that they are consistent with the Fund’s investment objectives and policies and applicable regulatory requirements.

Derivative instruments may be used for “hedging,” which means that they may be used when the Investment Manager seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Investment Manager’s ability to gauge relevant market movements.

Derivative instruments may be used for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the board of trustees or the Fund’s Investment Manager.

Because some derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires investment companies to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. The obligation to cover or segregate such assets is described more fully under “Borrowing” in this SAI.

Exclusion of Investment Manager from commodity pool operator definition. With respect to the Fund, the Investment Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Investment Manager is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Investment Manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Investment Manager’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Investment Manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Investment Manager would withdraw its notice claiming an exclusion from the definition of a CPO, and the Investment Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Investment Manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Currency forward contracts. A currency forward contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific non-U.S. currency in exchange for another non-U.S. currency and may be used when the price of one of those non-U.S. currencies is expected to experience a substantial movement against the other non-U.S. currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, the Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security. In addition, when the Fund’s Investment Manager believes that a specific foreign currency may experience a substantial movement against another foreign currency, the Fund may enter into a cross currency forward contract to buy or sell, as appropriate, an amount of the foreign currency either: (a) approximating the value of some or all of its portfolio securities denominated in such currency (this investment practice generally is referred to as “cross-hedging”); (b) designed to derive a level of additional income or return that the Fund’s Investment Manager seeks to achieve for the Fund; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. The Fund may also engage in “proxy hedging.” Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to perform similarly to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar and therefore another currency is used as a “proxy” for such currency.

At the maturity of a currency or cross currency forward, the Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the Investment Manager to CFTC registration and regulation as a CPO.

Risks of currency forward contracts. The successful use of these transactions will usually depend on the Investment Manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. For more information about swap agreements generally, see “Swaps” below. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.’

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s Investment Manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Investment Manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Investment Manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is affected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Investment Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The Fund understands that the staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities and that the assets segregated to cover the Fund’s obligation under an OTC option on securities it has written are considered illiquid. Pending a change in the staff’s position, the Fund will treat such OTC options on securities and “covering” assets as illiquid and subject to the Fund’s limitation on illiquid securities.

Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Investment Manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Investment Manager did not employ such strategies.

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap).In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security or commodity, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or commodities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is either the par amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Currency swaps. A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies.

For example, a currency swap may be used to hedge the interest payments and principal amount of a debt obligation that is denominated in a non-U.S. currency by entering into a cross currency swap whereby one party would make payments in the non-U.S. currency and receive payments in U.S. dollars. Or, a currency swap may be used to gain exposure to non-U.S. currencies and non-U.S. interest rates by making payments in U.S. dollars and receiving payments in non-U.S. currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including any derivative transaction obligations. These actions could also have an adverse effect on the Fund’s currency transactions or cause the Fund’s hedging positions to be rendered useless.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, LIBOR versus commercial paper) or on different terms of the same benchmark (for example, one-month LIBOR versus three-month LIBOR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Equity total return swaps. An equity total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Fixed income total return swaps. A fixed income total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset). A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high yield bonds or emerging market bonds).

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

An option on a total return swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new total return swap on a reference asset at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a payer option on a credit default swap, in a payer option on a total return swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to sell the return on a reference asset or index at a predetermined spread on a future date in return for a regular payment. Similar to a receiver option on a credit default swap, in a receiver option on a total return swap the option buyer pays a premium for the right, but not the obligation to receive the total return of the reference asset or index in return for a regular payment. Depending on the movement of market spreads with respect to the particular referenced asset or index between the time of purchase and expiration of the option, the value of the underlying total return swap and therefore the value of the option will change. Options on total return swaps currently are traded OTC and the specific terms of each option on a total return swap are negotiated directly with the counterparty.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Investment Manager correctly to predict which types of investments are likely to produce greater returns. If the Investment Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Fund’s Investment Manager, under the supervision of the board of trustees, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds’ identities as intended.

Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s Investment Manager will only approve a swap agreement counterparty for the Fund if the Investment Manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined Transactions. The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a “Combined Transaction”) when, in the opinion of the Investment Manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Investment Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity-Linked Notes

Equity-linked notes (“ELNs”) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. Generally, when purchasing an ELN, the Fund pays the counterparty (usually a bank or brokerage firm) the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN in which the Fund invested, the Fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely. The Fund only invests in ELNs for which the underlying securities are permissible investments pursuant to the Fund’s investment policies and restrictions. For purposes of the Fund’s fundamental investment policy of not investing more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), the Fund applies the restriction by reference to the industry of the issuer of the underlying reference securities and not the industry of the issuer of an ELN.

ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semi-annually); varied participation rates (the rate at which the Fund participates in the appreciation of the underlying securities); limitations on the appreciation potential of the underlying securities by a maximum payment or call right; and different protection levels on the Fund’s principal investment. In addition, when the underlying securities are foreign securities or indices, an ELN may be priced with or without currency exposure. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment.

ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative. ELNs also may enable the Fund to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying securities is correctly anticipated.

The Fund’s successful use of ELNs will usually depend on the Investment Manager’s ability to accurately forecast movements in the underlying securities. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include the Fund’s entire principal investment. If the Investment Manager is not successful in anticipating such price movements, the Fund’s performance may be worse than if the Investment Manager did not use an ELN at all.

In addition, an investment in an ELN possesses the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the price of the ELN, regardless of the price of the underlying securities.

The Fund may also experience liquidity issues when investing in ELNs, as ELNs are generally designed for the over-the-counter institutional investment market. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. However, as the market for ELNs has grown, there are a growing number of exchange-traded ELNs available, although these products may be thinly traded.

ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment. In addition, performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying securities. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument are factored into the pricing and valuation of the underlying securities at inception.

Equity Securities

Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company’s business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

Tracking stocks are also a type of equity security. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the financial performance of that unit or division, rather than the larger company as a whole. As a result, if the unit or division does not perform well, the value of the tracking stock may decrease, even if the larger parent company performs well. A tracking stock may pay dividends to shareholders independent of the parent company, which will depend on the performance of the unit or division that the stock tracks. Shareholders of a tracking stock have a financial interest only in that unit or division of the company and typically do not have a legal claim on the larger company’s assets.

The Fund’s prospectus includes a description of the principal risks associated with the Fund’s strategy of investing substantially in equity securities.

Foreign Securities

For purposes of the Fund’s prospectus and SAI, “foreign securities” refers to non-U.S. securities. There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income (including capital gains or other amounts), taxation on a retroactive basis, sudden or unanticipated changes in foreign tax laws, financial transaction taxes, denial or delay of the realization of tax treaty benefits, payment of foreign taxes not available for credit or deduction when passed through to shareholders, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments, including sanctions imposed by other countries or governmental entities, that could affect investments in securities of issuers in foreign nations. There is no assurance that the Investment Manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries’ legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian.

To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

On January 31, 2020, the United Kingdom (“UK”) left the European Union (“EU”). There is considerable uncertainty about the consequences of that departure, including uncertainty about the economic effects and results of trade negotiations between the UK and the EU. The negative impact of the UK’s departure on, not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

The holding of foreign securities may be limited by the Fund to avoid investment in certain passive foreign investment companies (“PFICs”) and the imposition of a PFIC tax on the Fund resulting from such investments.

Developing markets or emerging markets. Investments in issuers domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets; and (ix) the possibility that when favorable economic developments occur in some developing market countries, such developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

Due to political, military or regional conflicts or due to terrorism or war, it is possible that the United States, other nations or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Countermeasures could be taken by the country’s government, which could involve the seizure of the Fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (counterparty) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders.

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund’s share price, income and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It will be more difficult for the Investment Manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund’s investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in U.S. dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign securities losses.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund (subject to the Fund’s investment goals and general investment policies as stated in the Fund’s prospectus and SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into foreign currency futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded products or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and SAI.

Health Technology Companies

The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an investment in the Fund may fluctuate significantly over relatively short periods of time.

High-Yield Debt Securities

High-yield or lower-rated debt securities (also referred to as “junk bonds”) are securities that have been rated below the top four rating categories (e.g., BB or Ba and lower) by one or more independent rating organizations such as Moody’s or S&P and are considered below investment grade. These securities generally have greater risk with respect to the payment of interest and repayment of principal, or may be in default and are often considered to be speculative and involve greater risk of loss because they are generally unsecured and are often subordinated to other debt of the issuer.

Adverse publicity, investor perceptions, whether or not based on fundamental analysis, or real or perceived adverse economic and competitive industry conditions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities. The Fund relies on the Investment Manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer of lower-rated securities. In such evaluations, the Investment Manager takes into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. There can be no assurance the Investment Manager will be successful in evaluating the creditworthiness of an issuer or the value of high yield debt securities generally.

The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher-rated debt securities, but more sensitive to economic downturns or individual adverse corporate developments. Market anticipation of an economic downturn or of rising interest rates, for example, could cause a decline in lower-rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Similarly, the impact of individual adverse corporate developments, or public perceptions thereof, will be greater for lower-rated securities because the issuers of such securities are more likely to enter bankruptcy. If the issuer of lower-rated debt securities defaults, the Fund may incur substantial expenses to seek recovery of all or a portion of its investments or to exercise other rights as a security holder. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

Lower-rated debt securities frequently have call or buy-back features that allow an issuer to redeem the securities from their holders. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, the Fund will be exposed to prepayment risk.

The markets in which lower-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at desirable prices to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower-rated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales, which may limit the Fund’s ability to rely on such quotations.

Some lower-rated debt securities are sold without registration under federal securities laws and, therefore, carry restrictions on resale. While many of such lower-rated debt securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (the “1933 Act”), which entails special responsibilities and liabilities. The Fund also may incur extra costs when selling restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

High-yield, fixed-income securities acquired during an initial underwriting involve special credit risks because they are new issues. The Investment Manager will carefully review the issuer’s credit and other characteristics.

The credit risk factors described above also apply to high-yield zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest periodically until maturity, zero coupon bonds and similar securities will not make any interest or principal payments until the cash payment date or maturity of the security. If the issuer defaults, the Fund may not obtain any return on its investment.

Illiquid Investments and Restricted Securities

An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Investment Company Securities

The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The Fund may also invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

Rule 12d1-4 under the 1940 Act permits investment companies, including the Fund, to invest in other investment companies beyond the statutory limits set forth in Section 12(d)(1) without obtaining an exemptive order, provided certain conditions are met.

Exchange-traded funds. The Fund may invest in exchange-traded funds (“ETFs”). Most ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers that are components of a particular index. Such ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. There are also actively managed ETFs that are managed similarly to other investment companies.

ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. The shares of an ETF may also be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

ETF shares, as opposed to creation units, are generally purchased and sold in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Investment Manager believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has similar risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Investment Grade Debt Securities

Investment grade debt securities are securities that are rated at the time of purchase in the top four ratings categories by one or more independent rating organizations such as S&P (rated BBB- or better) or Moody’s (rated Baa3 or higher) or, if unrated, are determined to be of comparable quality by the Fund’s Investment Manager. Generally, a higher rating indicates the rating agency’s opinion that there is less risk of default of obligations thereunder including timely repayment of principal and payment of interest. Debt securities in the lowest investment grade category may have speculative characteristics and more closely resemble high-yield debt securities than investment-grade debt securities. Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating agencies apply to the purchase or sale of investment grade debt securities.

LIBOR Transition

The Fund may invest in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on LIBOR, which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (and there are initiatives to delay the discontinuation for certain LIBOR rates). As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the discontinuation of LIBOR.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (“SOFR”). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the UK.

Mortgage securities

Overview of mortgage-backed securities. Mortgage-backed securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to a mortgage-backed security to protect against default on obligations.

As the underlying mortgage loans are paid off, investors receive principal and interest payments, which “pass-through” when received from individual borrowers, net of any fees owed to the administrator, guarantor or other service providers. Some mortgage-backed securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of mortgage-backed securities have historically been the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Other issuers of mortgage-backed securities include commercial banks and other private lenders. Trading in mortgage-backed securities guaranteed by a governmental agency, instrumentality or sponsored enterprise may frequently take place in the to-be-announced (“TBA”) forward market. On June 3, 2019, under the FHFA’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”) in place of their separate offerings of TBA-eligible mortgage-backed securities. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities. See “When-issued, delayed delivery and to-be-announced transactions” below.

Ginnie Mae is a wholly-owned United States government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund’s shares which will fluctuate daily with market conditions.

Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Although the mortgage-backed securities of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these mortgage-backed securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk. The U.S. government, in the past, provided financial support to Fannie Mae and Freddie Mac, but the U.S. government has no legal obligation to do so, and no assurance can be given that the U.S. government will continue to do so.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise’s operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of non-payment of principal and interest.

Private mortgage-backed securities. Issuers of private mortgage-backed securities, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the U.S. government or a U.S. government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private mortgage-backed securities is historically higher because neither the U.S. government nor an agency or instrumentality have guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage-backed security meets the Fund’s quality standards. The Fund may buy mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Investment Manager determines that the securities meet the Fund’s quality standards. Private mortgage-backed securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-backed securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth under “Fundamental Investment Policies,” by virtue of the exclusion from that test available to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. In the case of privately issued mortgage-backed securities, the Fund categorizes the securities by the issuer’s industry for purposes of the Fund’s industry concentration restrictions.

Other mortgage securities. Mortgage securities may include interests in pools of (i) reperforming loans, meaning that the mortgage loans are current, including because of loan modifications, but had been delinquent in the past and (ii) non-performing loans, meaning that the mortgage loans are not current. Such mortgage securities present increased risks of default, including non-payment of principal and interest.

Additional risks. In addition to the special risks described below, mortgage securities are subject to many of the same risks as other types of debt securities. The market value of mortgage securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage securities differ from conventional debt securities in that most mortgage securities are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when the Fund reinvests the payments and any unscheduled payments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may have less potential for capital appreciation as interest rates decline and may be less effective than other types of U.S. government or other debt securities as a means of “locking in” long-term interest rates. In general, fixed rate mortgage securities have greater exposure to this “prepayment risk” than variable rate securities.

An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be taxable as ordinary income. Regulatory, policy or tax changes may also adversely affect the mortgage securities market as a whole or particular segments of such market, including if one or more government sponsored entities, such as Fannie Mae or Freddie Mac, are privatized or their conservatorship is terminated.

Guarantees. The existence of a guarantee or other form of credit support on a mortgage security usually increases the price that the Fund pays or receives for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the U.S. government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a U.S. government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on the Fund’s investment or protection against prepayment or other risks. The market price and yield of the mortgage security at any given time are not guaranteed and likely to fluctuate.

Sector focus. The Fund’s investments in mortgage securities may cause the Fund to have significant, indirect exposure to a given market sector. If the underlying mortgages are predominantly from borrowers in a given market sector, the mortgage securities may respond to market conditions just as a direct investment in that sector would. As a result, the Fund may experience greater exposure to that specific market sector than it would if the underlying mortgages came from a wider variety of borrowers. Greater exposure to a particular market sector may result in greater volatility of the security’s price and returns to the Fund, as well as greater potential for losses in the absence or failure of a guarantee to protect against widespread defaults or late payments by the borrowers on the underlying mortgages.

Similar risks may result from an investment in mortgage securities if the underlying real properties are located in the same geographical region or dependent upon the same industries or sectors. Such mortgage securities will experience greater risk of default or late payment than other comparable but diversified securities in the event of adverse economic, political or business developments because of the widespread affect an adverse event will have on borrowers’ ability to make payments on the underlying mortgages.

Stripped mortgage-backed securities and net interest margin securities Some mortgage-backed securities referred to as stripped mortgage-backed securities are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other mortgage-backed securities referred to as net interest margin (“NIM”) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full. Stripped mortgage-backed securities may be issued by government or private entities. Stripped mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government are typically more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (“interest-only” or “IO class”), while the other class receives all of the principal (principal-only or “PO” class). The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody’s, respectively.

NIM securities represent a right to receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped mortgage-backed securities and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of mortgage-backed securities and are purchased and sold by institutional investors, such as the Fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed “illiquid” and therefore subject to the Fund’s limitation on investment in illiquid securities and the risks associated with illiquidity.

Future developments. Mortgage loan and home equity loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage and home equity loan securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund’s goals, policies and quality standards.

Mortgage dollar rolls. In a mortgage dollar roll, the Fund sells or buys mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase or sell substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (known as the “roll period”), the Fund forgoes principal and interest payments that it would otherwise have received on the securities sold. The Fund is compensated by the difference between the current sales price, which it receives, and the lower forward price that it will pay for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.

For each roll transaction, the Fund will segregate assets as set forth in “Segregation of assets” under “Borrowing.”

The Fund is exposed to the credit risk of its counterparty in a mortgage dollar roll or U.S. Treasury roll transaction. The Fund could suffer a loss if the counterparty fails to perform the future transaction or otherwise meet its obligations and the Fund is therefore unable to repurchase at the agreed upon price the same or substantially similar mortgage-backed securities it initially sold. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks as determined by the Investment Manager under board approved counterparty review procedures. Although rolls could add leverage to the Fund’s portfolio, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

Municipal Securities

Municipal securities are issued by U.S. state and local governments and their agencies, instrumentalities, authorities and political subdivisions, as well as by the District of Columbia and U.S. territories and possessions. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local government, specific projects or public facilities.

Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are debt securities payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund. Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty re-investing the proceeds on equally favorable terms.

The value of the municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers. There will be a limited market for certain municipal securities, and the Fund could face illiquidity risks.

Private Investments

Consistent with its investment goals and policies, the Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be “hot” issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

Repurchase Agreements

Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank, broker-dealer or other counterparty and then to sell the securities back to such counterparty on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain un-invested. The counterparty must transfer to the Fund’s custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Investment Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities and additional expenses in seeking to enforce the Fund’s rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Investment Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund’s investment restriction on illiquid securities.

Securities Lending

To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers (referred to as “borrowers”). In exchange, the Fund receives cash collateral from a borrower at least equal to the value of the security loaned by the Fund. Cash collateral typically consists of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and generally retains part or all of the interest earned on the cash collateral. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income.

For each loan, the borrower usually must maintain with the Fund’s custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund’s board (i.e., banks or broker-dealers that the Investment Manager has determined are not apparently at risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan). In addition, pursuant to the 1940 Act and SEC interpretations thereof, the aggregate market value of securities that may be loaned by the Fund is limited to 33 1/3% of the Fund’s total assets or such lower limit as set by the Fund or its board.

Small and Mid-Capitalization Companies

Market capitalization is defined as the total market value of a company’s outstanding stock share price multiplied by the number of common stock shares outstanding.

Small cap companies are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and may have less of an investor following and may grow more rapidly than larger companies, they may provide greater opportunities for long-term capital growth. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

Mid cap companies may offer greater potential for capital appreciation than larger companies, because mid cap companies are often growing more rapidly than larger companies, but tend to be more stable and established than small cap or emerging companies.

Initial public offerings (“IPOs”) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. Although IPO investments have had a positive impact on some funds’ performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

To the extent that the Fund may invest in small capitalization companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies.

Stripped Securities

Stripped securities are debt securities that have been transformed from a principal amount with periodic interest coupons into a series of zero coupon bonds, each with a different maturity date corresponding to one of the payment dates for interest coupon payments or the redemption date for the principal amount. Stripped securities are subject to all the risks applicable to zero coupon bonds as well as certain additional risks.

Like zero coupon bonds, stripped securities do not provide for periodic payments of interest prior to maturity. Rather they are offered at a discount from their face amount that will be paid at maturity. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities. Federal income taxes generally accrue on stripped securities each year although no cash income is received until maturity, and the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.

The riskiness of an investment in stripped securities depends on the type involved. Some stripped securities are backed by the full faith and credit of the U.S. government. Others receive an implied backing by the U.S. government as a sponsor or partner in the agency or entity issuing the stripped security. A few are secured with a guarantee from the financial institution or broker or dealer through which the stripped security is held. Others are supported only by the collateral, revenue stream or third party guarantee securing the underlying debt obligation from which zero coupon bonds were stripped. Stripped securities include: U.S. Treasury STRIPS, Stripped Government Securities, Stripped Obligations of the Financing Corporation (“FICO STRIPS”), Stripped Corporate Securities, and Stripped Eurodollar Obligations.

Stripped government securities are issued by the U.S. federal, state and local governments and their agencies and instrumentalities, and by “mixed-ownership government corporations.” Stripped government securities vary widely in the terms, conditions and relative assurances of payment. The type of debt obligation from which the stripped government security was taken will indicate many of the risks associated with that investment. U.S. Treasury STRIPS and FICO Strips are types of stripped government securities.

U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the Fund’s investment policies and are backed by the full faith and credit of the U.S. government. Their risks are similar to those of other U.S. government securities, although their price may be more volatile. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

FICO STRIPS represent interests in securities issued by the Financing Corporation (FICO). FICO was established to enable recapitalization of the Federal Savings and Loan Insurance Corporation (FSLIC) in the 1980’s. FICO STRIPS are not backed by the full faith and credit of the U.S. government but are generally treated as U.S. government agency securities. The market for FICO STRIPS is substantially smaller and, therefore, less liquid and more volatile than the market for U.S. Treasury STRIPS. A higher yield is typically offered on FICO STRIPS to compensate investors for the greater illiquidity and additional risk that the U.S. government will not meet obligations on the FICO STRIPS if FICO defaults.

Temporary Investments

When the Investment Manager believes market or economic conditions are unfavorable for investors, the Investment Manager may invest up to 100% of the Fund’s assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund’s other investment policies and restrictions, the Investment Manager also may invest the Fund’s assets in shares of one or more money market funds managed by the Investment Manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests. Temporary defensive investments can and do experience defaults. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund’s investment therein. The Investment Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund’s assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

Trade Claims

Trade claims are direct obligations or claims against companies that are in bankruptcy or other financial difficulty that are purchased from the creditors of such companies. For buyers, such as the Fund, trade claims offer the potential for profits because they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor’s financial position improves. If the debtor is able to pay the full face value of the claim as a result of a restructuring or an improvement in the debtor’s financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are not backed by collateral or other forms of credit support. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. There is usually a substantial delay between purchasing a trade claim and receiving any return. Trade claims are not regulated by federal securities laws or the SEC, so the Fund’s investment will not receive the same investor protections as with regulated securities. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

Unrated Debt Securities

Not all debt securities or their issuers are rated by rating agencies, sometimes due to the size of or manner of the securities offering, the decision by one or more rating agencies not to rate certain securities or issuers as a matter of policy, or the unwillingness or inability of the issuer to provide the prerequisite information and fees to the rating agencies. Some debt securities markets may have a disproportionately large number of unrated issuers.

In evaluating unrated securities, the Investment Manager may consider, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. Although unrated debt securities may be considered to be of investment grade quality, issuers typically pay a higher interest rate on unrated than on investment grade rated debt securities. Less information is typically available to the market on unrated securities and obligors, which may increase the potential for credit and valuation risk.

Unseasoned Companies

To the extent that the Fund may invest in small capitalization companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies.

U.S. Government Securities

U.S. government securities include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by the GNMA. A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by the FNMA and FHLMC. In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government. Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable Rate Securities

Variable rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the debt security. Floating rate securities, adjustable rate securities and inverse floating rate securities (referred to as “inverse floaters”) are types of variable rate securities. An adjustable rate security is a debt security with an interest rate which is adjusted according to a formula that specifies the interval at which the rate will be reset and the interest rate index, benchmark or other mechanism upon which the reset rate is based. A floating rate debt security has a rate of interest which is usually established as the sum of a base lending rate (e.g., LIBOR, the U.S. Prime Rate, the Prime Rate of a designated U.S. bank or the certificate of deposit rate) plus a specified margin. The interest rate on prime rate-based loans and securities floats periodically as the prime rate changes. The interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating rate securities will permit the borrower to select an interest rate reset period of up to one year.

Some variable rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries at or about the time the interest rate is reset. If the Fund purchases a variable rate security with a put feature and market movements make exercise of the put unattractive, the Fund will forfeit the entire amount of any premium paid plus related transaction costs.

Movements in the relevant index or benchmark on which adjustments are based will affect the interest paid on these securities and, therefore, the current income earned by the Fund and the securities’ market value. The degree of volatility in the market value of the variable rate securities held by the Fund will generally increase along with the length of time between adjustments, the degree of volatility in the applicable index, benchmark or base lending rate and whether the index, benchmark or base lending rate to which it resets or floats approximates short-term or other prevailing interest rates. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the security. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively.

During periods when short-term interest rates move within the caps and floors of the security held by the Fund, the interest rate of such security will reset to prevailing rates within a short period. As a result, the fluctuation in market value of the variable rate security held by the Fund is generally expected to be limited.

In periods of substantial short-term volatility in interest rates, the market value of such debt securities may fluctuate more substantially if the caps and/or floors prevent the interest rates from adjusting to the full extent of the movements in the market rates during any one adjustment period or over the term of the security. In the event of dramatic increases in interest rates, any lifetime caps on these securities may prevent the securities from adjusting to prevailing rates over the term of the security. In either the case of caps or floors, the market value of the securities may be reduced.

The income earned by the Fund and distributed to shareholders will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus the Fund’s income will be more unpredictable than the income earned on similar investments with a fixed rate of interest.

When-Issued, Delayed Delivery and To-Be-Announced Transactions

When-issued, delayed delivery and TBA transactions are arrangements under which the parties agree on the sale of securities with payment for and delivery of the security scheduled for a future time. The securities may have been authorized but not yet issued, or, in the TBA market for U.S. Government agency mortgage-backed securities, the parties agree on a price, volume, and basic characteristics of securities to be delivered on the settlement date, rather than particular securities. In addition to buying securities on a when-issued, delayed delivery or TBA basis, the Fund may also sell these securities on a TBA basis to close out an existing TBA position before the settlement date, to take advantage of an expected decline in value of the securities, or for hedging purposes.

Entering into a when-issued, delayed delivery or TBA transaction may be viewed as a form of leverage and will result in associated risks for the Fund. To mitigate these risks, when the Fund enters into this type of transaction, it will segregate liquid assets as set forth in “Segregation of assets” under “Borrowing.” However, the Fund does not consider the purchase and/or sale of securities on a when-issued, delayed delivery or TBA basis to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

Many when-issued, delayed-delivery or TBA transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments or fulfilling other obligations to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. With respect to forward settling TBA transactions involving U.S. Government agency mortgage backed securities, the counterparty risk may be mitigated by the exchange of variation margin on a regular basis between counterparties as the market value of the deliverable security fluctuates.

The Fund also relies on the counterparty to complete the transaction. The counterparty’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Although their price typically reflects accrued interest, securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Purchases or sales of debt securities on a when-issued or delayed delivery basis are also subject to the risk that the market value or the yield at delivery may be more or less than the market price or yield available when the transaction was entered into, or that the Fund is unable to purchase securities for delivery at the settlement date with the characteristics agreed upon at the time of the transaction.

Zero Coupon, Deferred Interest and Pay-In-Kind Bonds

Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (cash payment date). Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

Pay-in-kind bonds are debt securities that provide for interest payments to be made in a form other than cash, generally at the option of the issuer. Common forms include payment of additional bonds of the same issuer or an increase in principal underlying the pay-in-kind bonds. To the extent that no cash income will be paid for an extended period of time, pay-in-kind bonds resemble zero coupon or deferred interest bonds and are subject to similar influences and risks.

For accounting and federal tax purposes, holders of zero coupon bonds, deferred interest bonds or pay-in-kind bonds, such as the Fund, are deemed to receive interest income over the life of the bonds even though the bonds do not pay out cash to their holders before maturity or the cash payment date. That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.

Because investors receive no cash prior to the maturity or cash payment date, an investment in zero coupon bonds, deferred interest bonds or pay-in-kind bonds generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

The following is a description of the general risks associated with the Fund’s investing in debt securities:

Credit

Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Investment Manager or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody’s or S&P to help describe the creditworthiness of the issuer.

Debt Securities Ratings

The Investment Manager performs its own independent investment analysis of securities being considered for the Fund’s portfolio, which includes consideration of, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Investment Manager also considers the ratings assigned by various investment services and independent rating agencies, such as Moody’s and S&P, which publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Ratings.”

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension

The market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. This risk is extension risk. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income

Income risk is the risk that the Fund’s income will decline during periods of falling interest rates, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon a sale of a debt security. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature, are prepaid or are sold, the Fund may have to re-invest the proceeds in debt securities that have lower interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation

The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest rate

The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Prepayment

Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

The following is a description of other risks associated with the Fund’s investments:

Focus

The greater the Fund’s exposure to (or focus on) any single type of investment – including investment in a given industry, sector, country, region, or type of security – the greater the impact of adverse events or conditions in such industry, sector, country, region or investment will have on the Fund’s performance. To the extent the Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

The Fund’s exposure to such industries, sectors, regions and other investments may also arise indirectly through the Fund’s investments in debt securities (e.g., mortgage or asset-backed securities) that are secured by such investments. Similar risks associated with focusing on a particular type of investment may result if real properties and collateral securing the Fund’s investments are located in the same geographical region or subject to the same risks or concerns.

Inside Information

The Investment Manager (through its representatives or otherwise) may receive information that restricts the Investment Manager’s ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund’s flexibility with respect to buying or selling securities and may impair the Fund’s liquidity.

Liquidity

Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer’s outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer’s securities were more widely held. The Fund may also need to sell some of the Fund’s more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security’s market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect the Fund’s ability to accurately value its investments.

The market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed income markets appears to have undergone fundamental changes since the financial crisis of

2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

Management

The Investment Manager’s judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund’s portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund’s share price.

The Investment Manager selects investments for the Fund based on its own analysis and information as well as on external sources of information, such as information that the Investment Manager obtains from other sources including through conferences and discussions with third parties, and data that issuers of securities provide to the Investment Manager or file with government agencies. The Investment Manager may also use information concerning institutional positions and buying activity in a security. The Investment Manager is not in a position to confirm the completeness, genuineness or accuracy of any of such information that is provided or filed by an issuer, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the Investment Manager relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Investment Manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the Investment Manager about an investment.

Market

The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund’s securities will participate in or otherwise benefit from the advance.

Portfolio turnover

Portfolio turnover is a measure of how frequently the Fund’s portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund’s returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of the Fund’s purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund’s portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled “Portfolio Turnover.”

Portfolio turnover is affected by factors within and outside the control of the Fund and its Investment Manager. The Investment Manager’s investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the Investment Manager using a more active trading strategy than it might have otherwise pursued. The Fund’s Investment Manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the Investment Manager that may increase portfolio turnover include increased merger and acquisition activity, increased refinancing of outstanding debt by an issuer, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

During periods of rapidly declining interest rates, the rate of prepayments on portfolio investments may increase rapidly. When this happens, “sales” of portfolio securities are increased due to the return of principal to the Fund followed by purchases of new portfolio securities to replace the “sold” ones.

The rate of bond calls by issuers of fixed-income debt securities may increase as interest rates decline. This causes “sales” of called bonds by the Fund and the subsequent purchase of replacement investments.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

MANAGEMENT OF THE FUND

Board of Trustees

The overall management of the business and affairs of the Fund is vested in the Board of Trustees. Following the initial public offering of shares, the Board of Trustees will be classified, with respect to the time for which members of the Board of Trustees (“Trustees”) severally hold office, into three classes — Class I, Class II and Class III— as nearly equal in number as reasonably possible, with the Trustees in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the Class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

The Trustees of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (as defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Trustee Positions Held by Director During Past Five Years

INTERESTED TRUSTEE:
Jane E. Trust, CFA Born 1962	Chairman, President and Chief Executive Officer	Since Inception Class [ ]	[ ]	[ ]	[ ]

NON-INTERESTED TRUSTEES:
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Name, Address and Age	Position(s) with Fund		Term of Office(1) and Length of Time Served		Principal Occupation(s) During Past 5 Years		Number of Investment Companies in Fund Complex(2) Overseen by Trustee		Other Trustee Positions Held by Director During Past Five Years

INTERESTED TRUSTEE:
[ ]	[	]	[	]	[	]	[	]	[	]
[ ]	[	]	[	]	[	]	[	]	[	]
[ ]	[	]	[	]	[	]	[	]	[	]
[ ]	[	]	[	]	[	]	[	]	[	]
[ ]	[	]	[	]	[	]	[	]	[	]

————————

*	Ms. Trust is an “interested person” as defined in the 1940 Act because she is an officer of certain affiliates of the Investment Manager.
**

[•] and [•] is each considered an “interested person” as defined in the 1940 Act until the distribution of the securities in this offering is completed because each of them has a beneficial interest in a security issued by certain principal underwriters in the offering or by a controlling person of such principal underwriter.

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Chairman of the Fund, [•], 620 Eighth Avenue, 47th Floor, New York, NY 10018.

(2)	The term “Fund Complex” means two or more registered investment companies that:

a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The following table shows the dollar range of equity securities as of December 31, 2021 owned by the Trustees in the Fund and in other investment companies overseen by the Trustees within the same family of investment companies. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Fund(2) ($)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1) ($)
Non-Interested Trustees:
[ ]	None	[ ]
[ ]	None	[ ]
[ ]	None	[ ]
[ ]	None	[ ]
[ ]	None	[ ]
[ ]	None	[ ]
[ ]	None	[ ]

Interested Trustee:
Jane Trust	None	[ ]

(1)

The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

(2)	The Trustees could not own shares in the Fund as of December 31, 2021 because the Fund had not yet begun investment operations.

None of the non-interested Trustees, [•] and [•], nor their family members, owned beneficially or of record securities issued by the Investment Manager, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager as of December 31, 2021.

[•] and [•] own a direct or indirect beneficial interest in securities issued by certain principal underwriters in the offering or by a controlling person of such principal underwriter. None of the non-interested Trustees, nor their family members, owned beneficially or of record securities issued by a principal underwriter or any person directly or indirectly controlling, controlled by, or under common control with a principal underwriter as of December 31, 2021.

The members of the Board of Trustees who are not “interested persons,” as defined in the 1940 Act, receive an annual fee, a fee for each meeting of the Fund’s Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Ms. Trust and the Fund’s officers do not receive compensation from the Fund or any other fund in the Fund Complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Trustee Compensation

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first fiscal year ended December 31, 2022 after commencement of operations. No remuneration will be paid by the Fund to Ms. Trust during the Fund’s first fiscal year ended December 31, 2022. Ms. Trust is an “interested person” as defined in the 1940 Act of the Investment Manager and its affiliates.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex(1)
Non-Interested Trustee:(2)
[ ]	$[ ]	$[ ]
[ ]	$[ ]	$[ ]
[ ]	$[ ]	$[ ]
[ ]	$[ ]	$[ ]
[ ]	$[ ]	$[ ]
[ ]	$[ ]	$[ ]
[ ]	$[ ]	$[ ]

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	[•] and [•] are not “interested persons” of any other fund in the Fund Complex. Following the completion of this offering, [●] and [•] will become non-interested Trustees of the Fund

Independent Trustees, [●] and [●], receive $[●] per annum plus (a) a fee of $[●] for attendance at each regular meeting of the Board of Trustees and (b) a fee of $[●] for each telephonic meeting of the Board of Trustees. In addition to the payments described above, the Lead Independent Trustee of the Board of Trustees receives $[●], the chairperson of the Audit Committee receives $[●], each member of the Audit Sub-Committee receives $[●], the chairperson of the Nominating Committee receives $[●], the chairperson of the Pricing and Valuation Committee receives $[●], the chairperson of the Compensation Committee receives $[●] and the Compliance Liaison receives $[●]. The annual compensation, fees and expenses are allocated among all the funds in the fund complex, including the Fund, on the basis of average net assets.

Board Committees

The standing committees of the Board are the Audit Committee, the Nominating Committee and the Pricing Committee.

The Audit Committee is composed of all Trustees who have been determined not to be “interested persons” of the Fund, the Investment Manager, or their affiliates within the meaning of the 1940 Act, and who are “independent”as defined in the New York Stock Exchange (the “NYSE”) listing standards. The members of the Audit Committee are [●]. The Chairman is [●]. The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm.

The Nominating Committee’s principal function is to select and nominate candidates for election as Trustees of the Fund. The members of the Nominating Committee are all Independent Trustees, [●]. The Chairman for this Fund is [●]. Only Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent”as defined in the NYSE listing standards are members of either Fund’s Nominating Committee. The Nominating Committee may accept nominees recommended by a shareholder as it deems appropriate. Common Shareholders who wish to recommend a nominee for the Fund’s Board should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders.

The principal function of the Pricing and Valuation Committee is to assist the Board with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by the Fund. The members of the Pricing and Valuation Committee are all of the Independent Trustees: [●]. The Chairman is [●].

The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Trustees for their service on the Board and the committees of the Board. The members of the Compensation Committee are all of the Independent Trustees: [●].The Chairman is [●].

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified. In addition to Ms. Trust, the Fund’s Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
[ ]	[ ]	Since Inception	[ ]
[ ]	[ ]	Since Inception	[ ]

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
[ ]	[ ]	Since Inception	[ ]
[ ]	[ ]	Since Inception	[ ]
[ ]	[ ]	Since Inception	[ ]
[ ]	[ ]	Since Inception	[ ]

THE INVESTMENT MANAGER

The Investment Manager

Franklin Advisers, Inc. acts as the Fund’s investment manager. The Investment Manager is a wholly-owned subsidiary of Franklin Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. The investment management agreement (the “Management Agreement”) between the Investment Manager and the Fund provides that the Investment Manager will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund’s Board and the objectives and the policies stated in the Prospectus and this Statement of Additional Information.

The Investment Manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The Investment Manager also selects the brokers who execute the Fund’s portfolio transactions. The Investment Manager provides periodic reports to the board, which reviews and supervises the Investment Manager’s investment activities. To protect the Fund, the Investment Manager and its officers, directors and employees are covered by fidelity insurance.

The Investment Manager makes decisions for the Fund in accordance with its obligations as investment adviser to the Fund. From time to time, certain affiliates may request that the Investment Manager focus the Fund’s investments on certain securities, strategies or markets or shift the Fund’s strategy slightly to enhance its attractiveness to specific investors, which may create a conflict of interest. The Investment Manager may, but is not required to, focus or shift the Fund’s investments in the manner requested provided that the Investment Manager believes that such investments are consistent with the Fund’s stated investment goals and strategies and are in the best interests of the Fund and its shareholders. In addition, the Investment Manager and its affiliates manage numerous other investment companies and accounts. The Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of the Fund. Similarly, with respect to the Fund, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Investment Manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

Pursuant to the Management Agreement, the Investment Manager manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly. The Investment Manager also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The Management Agreement has an initial term of two years and continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund’s Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Trustees of the Board with such disinterested Trustees casting votes in person at a meeting called for such purpose. The Board or the holders of a majority of the Fund’s shares may terminate the Management Agreement on sixty days’ written notice without penalty and the Investment Manager may terminate the agreement on ninety days’ written notice without penalty. The Management Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement, the Investment Manager will not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or from reckless disregard by them of their obligations and duties under the relevant agreement.

Principal Owner of Common Shares

Prior to the public offering of the Common Shares, Franklin Resources purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI, [•] owned 100% of the Fund’s outstanding Common Shares and therefore may be deemed to control the Fund until such time as it owns 25% or less of the Fund’s outstanding Common Shares, which is expected to occur upon the closing of this offering. The address of [•] is [•]. [•] is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of Franklin Templeton.

Portfolio Management

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of [•].

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward D. Perks	registered investment companies with $[ ] billion in total assets under management	other pooled investment vehicles with $[ ] billion in total assets under management	other accounts with$[ ] billion in total assets under management
Todd Brighton	registered investment companies with $[ ] billion in total assets under management	other pooled investment vehicles with $[ ] billion in total assets under management	other accounts with$[ ] billion in total assets under management
Brendan Circle	registered investment companies with $[ ] billion in total assets under management	other pooled investment vehicles with $[ ] billion in total assets under management	other accounts with$[ ] billion in total assets under management

(1)	[To come.]

Portfolio Manager Compensation

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

•	Base Salary – Each portfolio manager is paid a base salary.

•

Annual Bonus - Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and other funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

•

Additional long-term equity-based compensation – Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Manager Securities Ownership

The Fund is a newly-organized closed-end management investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any securities issued by the Fund.

Proxy Voting Policies

Although individual Trustees may not agree with particular policies or votes by the Investment Manager, the Fund’s Board has delegated proxy voting discretion to the Investment Manager, believing that the Investment Manager should be responsible for voting because it is a matter relating to the investment decision making process.

The Investment Manager’s proxy voting policy governs in determining how proxies relating to the Fund’s portfolio securities are voted and is attached as Appendix B hereto. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge (1) by calling 954-527-7678, (2) on the Fund’s website at http://www.franklintempleton.com and (3) on the SEC’s website at http://www.sec.gov on Form N-PX.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund and the Investment Manager have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by the Fund’s Code of Ethics are employed by more than one of the managers affiliated with Franklin Templeton, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Fund and the Investment Manager are on file with the SEC. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials are also available on EDGAR on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov, or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Manager selects brokers and dealers to execute the Fund’s portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the Investment Manager seeks to obtain “best execution”— the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the Investment Manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The Investment Manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the Investment Manager believes that trading on a principal basis will provide best execution. Orders for fixed-income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Investment Manager may cause the Fund to pay certain brokers’ commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Investment Manager’s overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as “soft dollars.” Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the Investment Manager may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to the Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Investment Manager in carrying out its overall responsibilities to its clients.

The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the Investment Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the Investment Manager’s research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. is a member of FINRA, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Franklin Templeton Distributors, Inc.’s if it is legally permissible to do so. In turn, the next management fee payable to the Investment Manager will be reduced by the amount of any fees received by Franklin Templeton Distributors, Inc. in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

CONFLICTS OF INTEREST

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Investment Manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Investment Manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the Investment Manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Investment Manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

DESCRIPTION OF SHARES

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The Declaration of Trust provides that the Board of Trustees may classify and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund (other than leverage consisting of Preferred Shares). Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be set forth in a supplement to the Declaration of Trust classifying and designating such Preferred Shares, the Fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares may be similar to those stated below.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share of Preferred Shares plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by the shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Declaration of Trust and Bylaws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any shares of Preferred Shares outstanding. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of shares of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund

The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Other Shares

The Board (subject to applicable law and the Fund’s Declaration of Trust) may authorize an offering, without the approval of the holders of Common Shares and, depending on their terms, any preferred shares outstanding at that time, of other classes of shares, or other classes or series of shares, as it determines to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares.

REPURCHASE OF COMMON SHARES

Although it is under no obligation to do so, the Fund reserves the right to repurchase the Common Shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance Common Shares repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Shares repurchases or tenders will reduce the Fund’s net income. Any Common Shares repurchase, tender offer or borrowing that might be approved by the Board of Trustees would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The repurchase by the Fund of shares of its Common Shares at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that Common Shares repurchases or tenders at or below net asset value will result in shares of the Fund’s Common Shares trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Set forth below is a discussion of certain U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Common Shares as capital assets. A U.S. shareholder is a shareholder who is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a U.S. corporation, (iii) a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or (iv) any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax.

Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated, and intends to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraph, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. Other cure provisions are available in the Code for a failure to satisfy the asset diversification test, but any such cure provision may involve the payment of a penalty excise tax.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to Common Shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Common Shareholder as a return of capital which will be applied against and reduce the Common Shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his or her Common Shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

Qualified dividend income received by individual and other non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to its non-corporate shareholders if it properly reports such income. Specifically, a dividend paid by the Fund generally will be eligible for treatment as qualified dividend income to the extent of the qualified dividend income received by the Fund for the taxable year. A dividend received by the Fund will not be treated as qualified dividend income (i) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, a dividend paid by the Fund to a Common Shareholder will not constitute qualified dividend income if the Common Shareholder fails to satisfy the foregoing requirements with respect to its Common Shares.

Distributions by the Fund of ordinary income that are properly reported by the Fund and received by corporate shareholders generally will qualify for the dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Dividend Reinvestment Plan. Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case such Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares. The additional Common Shares received by a Common Shareholder pursuant to the Dividend Reinvestment Plan will have a new holding period commencing on the day following the day on which the Common Shares are credited to the Common Shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed capital gains in a written notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Common Shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Common Shares by an amount equal to the deemed distribution less the tax credit.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, qualified dividend income and dividends qualifying for the dividends received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, the Fund intends to allocate capital gain dividends, qualified dividend income and dividends qualifying for the dividends received deduction, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale or Exchange of Common Shares

Upon the sale, exchange or other disposition of Common Shares (including upon termination of the Fund, but except pursuant to a repurchase by the Fund, as described below), a Common Shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the Common Shares. Such gain or loss will be long-term or short-term, depending upon the Common Shareholder’s holding period for the Common Shares. Generally, a Common Shareholder’s gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale, exchange or other disposition of Common Shares if the owner acquires (including pursuant to the Dividend Reinvestment Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a Common Shareholder on the sale, exchange or other disposition of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Shares.

The Fund may offer to repurchase its outstanding Common Shares pursuant to an Eligible Tender Offer or another repurchase offer. Common Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a Common Shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering Common Shareholders, and Common Shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the repurchase offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Common Shares of the Fund.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the intended characterization of certain complex financial transactions or (ix) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to Common Shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest a portion of its Managed Assets in below investment grade (high yield) instruments, commonly known as “high yield” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

Investments by the Fund in debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon bonds, deferred interest bonds, pay-in-kind bonds or other discount securities) will result in income to the Fund equal to the accrued original issue discount each year during which the Fund holds the securities, even if the Fund receives no cash interest payments. If the Fund purchases debt instruments as part of a package of investments where the Fund also invests in common shares, other equity securities or warrants, the Fund might be required to accrue original issue discount in an amount equal to the value of such common shares, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such package of investments). Any original issue discount might reflect doubt as to whether the entire principal amount of a debt obligation will ultimately prove to be collectible. The Fund will, however, generally be required to recognize original issue discount based on the assumption that all future projected payments due on such debt obligation will be made. Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to

RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities to be able to make distributions to its shareholders.

Market Discount Securities

In general, the Fund will be treated as having acquired a debt instrument with market discount if its stated redemption price at maturity (or, in the case of a debt instrument issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the debt instrument by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any debt instruments acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount debt instrument may be deferred until the Fund sells or otherwise disposes of such debt instrument.

The discount at which debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as market discount for U.S. federal income tax purposes. Because principal on mortgage-backed securities is paid back periodically over the life of the security rather than at maturity, accrued market discount on such securities may have to be included in income periodically as if the entire principal amount were assured of ultimately being collected in full.

Stock Dividends

In certain circumstances, the Fund may make distributions of its Common Shares to satisfy the distribution requirements necessary to maintain the Fund’s status as a RIC for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes. Under IRS Revenue Procedure 2017-45, the Fund may distribute taxable dividends that are payable in cash and Common Shares at the election of each Common Shareholder, with up to 80% of any taxable dividends payable in the Fund’s Common Shares and the 20% or greater balance paid in cash. IRS Revenue Procedure 2021-53 temporarily lowers the minimum cash requirement for such dividends by allowing up to 90% of any taxable dividends payable in the Fund’s Common Shares and the 10% or greater balance paid in cash, but only for distributions declared on or after November 1, 2021, and on or before June 30, 2022. Common Shareholders receiving any such dividends will be required to include the full amount of the dividends as taxable income to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, Common Shareholders may be required to pay U.S. federal income taxes with respect to such dividends in excess of the cash dividends received. It is unclear whether and to what extent the Fund will be able to pay taxable dividends in cash and Common Shares (whether pursuant to Revenue Procedure 2017-45, Revenue Procedure 2021-53 or otherwise).

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

If the Fund purchases shares in a passive foreign investment company (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowing

If the Fund utilizes leverage through the issuance of Preferred Shares or Borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Common Shares in certain circumstances. Limits on the Fund’s payments of dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and repurchase proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income (whether paid in cash or Common Shares) will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of Common Shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of Common Shares.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of Common Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

Very generally, special tax rules would apply if the Fund holds “United States real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to foreign shareholders. Furthermore, such shareholders may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale, exchange or other disposition of Common Shares—at regular U.S. federal income tax rates.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution”(as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership of Common Shares.

Other Taxation

Common Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Common Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•], whose principal business address is [•] is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To come by Pre-Effective Amendment]

APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS1

S&P Global Ratings—A brief description of the applicable S&P Global Ratings and its affiliates (collectively, “S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“BBB”	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”	An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”	An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

”A-1”	A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2”	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”	A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”	A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier	This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier	Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier	This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: “*”inactive qualifier	This symbol indicated that the rating was contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: “c” inactive qualifier	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: “G” inactive qualifier	The letter “G” followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: “pi” inactive qualifier	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a “pi” suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: “pr” qualifier	The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information “q” inactive qualifier	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks “r” inactive qualifier	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATIONS RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations2 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.3 Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 4 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.5, 6 Moody’s issues ratings at the issuer level and instrument level on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.7

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance

[2]	In the case of impairments, there can be a financial loss even when contractual obligations are met.
[3]	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
[4]

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

[5]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment (as defined below in this publication) and financial loss in the event of impairment.

[6]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

[7]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

ratings. [8] The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Long-Term Rating Definitions:

”Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”	Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)”indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

[8]

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

MEDIUM-TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Rating Definitions:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.9 10

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

[9]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication).

[10]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”-”D” and “Fi”-”D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

“B”	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange; or

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

“RD”

Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b. has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

c. has not otherwise ceased operating.

This would include:

i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

“D”

Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+”or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below “B”.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings—Short-Term Ratings Assigned to

Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+”to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX B

FRANKLIN ADVISERS, INC.

Proxy Voting Policy

The Fund’s the Investment Manager has established Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities. The Fund’s Proxy Voting Policies and Procedures are attached as Appendix B. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

The Board of Trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s Investment Manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures adopted by the Investment Manager.

The Investment Manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. The Investment Manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services, Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. For most proxy proposals, the Investment Manager’s evaluation will result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a fund or Investment Manager voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio, whether the Investment Manager has adopted a custom voting policy, and other factors. As a matter of policy, the officers, directors/trustees and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the Investment Manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the Investment Manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the underlying fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting, “a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.

The recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The Investment Manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the Investment Manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The Investment Manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered to be excessive. The Investment Manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The Investment Manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail. The Investment Manager generally supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

Shareholder proposals. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities & privately held issuers. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each Fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described above.

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of the Fund. The Investment Manager will report such decisions on an annual basis to the Fund board as may be required

PART C

Other Information

Item 25. Financial Statements And Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements

	Part A	None

	Part B	Financial Statements(2)

(2)	Exhibits

	(a)(1)	Certificate of Trust. (1)

	(a)(2)	Declaration of Trust. (2)

	(b)	Bylaws. (2)

	(c)	Not Applicable

	(d)	Article VI and Article VII of the Declaration of Trust filed herewith as Exhibit (a).

	(e)	Form of Dividend Reinvestment Plan. (2)

	(f)	Not Applicable

	(g)(1)	Form of Investment Management Agreement between the Registrant and Franklin Advisers, Inc. (“the Investment Manager”). (2)

	(h)(1)	Form of Underwriting Agreement. (2)

	(h)(2)	Form of Master Agreement Among Underwriters. (2)

	(h)(3)	Form of Master Selected Dealers Agreement. (2)

	(h)(4)	Form of Structuring Fee Agreement. (2)

	(i)	Not Applicable

	(j)	Form of Custodian Agreement. (2)

	(k)(1)	Form of Transfer Agency and Service Agreement. (2)

	(k)(2)	Form of Fund Accounting Services Agreement.(2)

	(k)(3)	Amendment No. [ ] to the Fund Accounting Services Agreement.(2)

	(l)	Opinion and Consent of Venable LLP. (2)

(m)	Not Applicable

(n)	Independent Registered Public Accounting Firm Consent. (2)

(o)	Not Applicable

(p)	Form of Initial Subscription Agreement. (2)

(q)	Not Applicable

(r)(1)	Code of Ethics of the Registrant. (2)

(r)(2)	Code of Ethics of the Investment Manager. (2)

(s)	Power of Attorney. (2)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

See the Form of Underwriting Agreement, the Form of Master Agreement Among Underwriters, the Form of Master Selected Dealers Agreement and the Form of Structuring Fee Agreement to be filed by pre-effective amendment as Exhibit (h)(1), Exhibit (h)(2), Exhibit (h)(3) and Exhibit (h)(4), respectively, to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC registration fee	$	[ ]
NYSE listing fee		[ ]
Printing and engraving expenses		[ ]
Accounting fees and expenses		[ ]
Legal fees and expenses		[ ]
FINRA fee		[ ]
Miscellaneous		[ ]

Total	$	[ ]

Item 28. Persons Controlled by or Under Common Control with the Registrant

None.

Item 29. Number of Holders of Securities

As of                , 2022:

Title Of Class	Number Of Record Holders
Common Shares of Beneficial Interest

Item 30. Indemnification

Maryland law permits a Maryland statutory trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s Declaration of Trust contains such a provision that limits present and former trustees’ and officers’ liability to the Registrant and its shareholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s Declaration of Trust obligates it to the maximum extent permitted by Maryland law to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former trustee or officer who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service in that capacity; or

•

any individual who, while a trustee or officer of the Registrant and at the Registrant’s request, serves or has served as a director, trustee, officer, partner, member or manager of another trust, corporation, real estate investment trust, partnership, joint venture, limited liability company, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The Registrant’s Declaration of Trust also permits it, with Board approval, to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and to any employee or agent of the Registrant or a predecessor of the Registrant. The Registrant has entered into an agreement with each trustee and officer of the Registrant pursuant to which the Registrant has agreed to advance expenses and costs incurred by the indemnitee in connection with any matter in respect of which indemnification might be sought pursuant to the Declaration of Trust to the maximum extent permitted by law.

In accordance with the 1940 Act, the Registrant will not indemnify any trustee or officer of the Registrant against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31. Business and Other Connections of Investment Manager

The description of the Investment Manager under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this Registration Statement are incorporated by reference herein. Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its Form ADV (File No. 801-26292) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at 620 Eighth Avenue, New York, New York 10018.

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1)    Registrant undertakes to suspend the offering of its shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)    Not applicable

(3)    Not applicable

(4)    Registrant undertakes that, for the purpose of determining any liability under the Securities Act:

(a)     the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) or Rule 497(h) shall be deemed to be a part of this registration statement as of the time it was declared effective; and

(b)     each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)    Not applicable

(6)    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)    Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 16th day of December, 2021.

FRANKLIN INCOME OPPORTUNITIES FUND

By:	/s/ Jane Trust
Jane Trust
Sole Trustee, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 16th day of December, 2021.

Signature	Title

/s/ Jane Trust	Sole Trustee, Chief Executive Officer and President (Principal Executive Officer)
Jane Trust

/s/ Christopher Berarducci	Principal Financial Officer (Principal Financial and Accounting Officer)
Christopher Berarducci

EXHIBIT INDEX

(a)(1)	Certificate of Trust